UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Value Fund Partners Value Fund Hickory Fund Partners III Opportunity Fund Balanced Fund Nebraska Tax-Free Income Fund Short-Intermediate Income Fund Government Money Market Fund

SEMI-ANNUAL REPORT

September 30, 2007

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008 402-391-1980 800-304-9745 402-391-2125 FAX www.weitzfunds.com

THE WEITZ FUNDS

Eight Funds—One Investment Philosophy

                Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all eight of the Funds.

                “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

                We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

                We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

                Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

                We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

2

3

WEITZ EQUITY FUNDS

October 17, 2007

Dear Fellow Shareholder:

                Over the years, our investors have gotten used to seeing our Funds zig while the market zagged. We write regularly, and with conviction, about our willingness to be “out of step” with the market. In the 3rd quarter of calendar 2007, we outdid ourselves.

                As the table below shows, our 3rd quarter and year-to-date results were negative while the general market numbers were positive. This is my 97th quarterly letter to shareholders and there is a certain sense of déjà vu in writing about short-term performance. We have always recovered from these dips (which is also illustrated in the table), but I know that many shareholders want to know why the numbers were poor and why we expect them to improve. We will give chapter and verse on both subjects later in this letter, but for those who prefer a few short headlines:

•	Errors of omission. Energy, industrials and commodities bound for China attracted lots of investor capital. The stocks did not meet our investment criteria and they went up without us;

•	Errors of commission. Countrywide Financial was more vulnerable to a liquidity crisis than we had realized and it declined sharply;

•	“Good ideas that have not worked yet.” Many of our businesses met or exceeded our expectations but their stocks lagged due to investor apathy or short-term concerns that we do not share;

•	Looking ahead, there are lots of things to worry about (there always are), but we feel very good about the prospects for the businesses we own and their stock prices.

                The table below shows investment results over various intervals for our equity Funds (after deducting fees and expenses) and for the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*			Average Annual Total Returns*

	3rd-Qtr.	9-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value	-7.7%	-4.0%	6.1%	7.3%	13.6%	11.0%	13.9%	13.1%
Partners Value**	-7.2	-2.1	7.7	8.3	13.3	11.1	14.4	13.2
Hickory	-10.3	-6.3	4.3	8.2	18.7	8.4	N/A	N/A
Partners III**	-9.2	-6.1	3.9	6.7	17.3	11.8	15.9	13.7

S&P 500#	2.0	9.1	16.4	13.2	15.4	6.6	11.1	10.6
Russell 2000#	-3.1	3.2	12.3	13.4	18.8	7.2	N/A	N/A
Nasdaq Composite#	4.0	12.5	20.5	13.4	18.9	5.3	10.8	9.4

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value Fund, Partners Value Fund, Hickory Fund and Partners III Opportunity Fund, as stated in the most recent Prospectus are 1.14%, 1.15%, 1.22% and 1.57%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

4

*	All performance numbers assume reinvestment of dividends (except for the 15- and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**
As of December 31, 1993, the Partners Value Fund (“Partners Value”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership and as of December 30, 2005, the Partners III Opportunity Fund (“Partners III”) succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (together with Weitz Partners II Limited Partnership, the “Partnerships”). The investment objectives, policies and restrictions of Partners Value and Partners III are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners Value and Partners III became investment companies registered with the Securities and Exchange Commission. During these periods, neither Partnership was registered under the Investment Company Act of 1940 and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If either Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

                The strongest S&P 500 sectors in the first nine months of 2007 were Energy (+29%) and Materials (+22%). We were virtually unrepresented in those areas. Avoiding investments that depend on correct predictions of commodity price trends (or interest rates, or fashion, etc.) has served us well over the years, but that is small consolation when others are winning without us.

                Turning to the stocks that we did own, our mortgage companies made the difference between the Value Fund being up 4% and down 4% for the 9-month period. Within the financials category, insurance and diversified financial (Berkshire Hathaway, American Express, and AIG) were modestly positive contributors, GSE’s (Fannie Mae and Freddie Mac) and banks (Wells Fargo) were neutral, and mortgage companies (primarily Countrywide and Redwood Trust) were very negative.

                Our two other major areas of concentration, consumer and healthcare, were positive on balance. Media gains were significant and consumer services gains more than offset modest net retail declines. Our healthcare stocks (primarily UnitedHealth and WellPoint) were weak due to concerns about commercial account cost trends and possible business environment changes under a Democratic administration, even though they generated lots of free cash and repurchased shares at favorable prices. Other sectors, on balance, were modestly positive.

                The vast majority of our stocks fit the “good, but early” category. For example, Redwood Trust’s business performed as we had hoped and expected, yet its stock was down 39%. Having built liquidity for two years in anticipation of the very mortgage market chaos that is unfolding this year, they are very well-positioned for the future and we consider it one of the cheapest stocks we own.

Mortgage Market Meltdown

                Sub-prime lender bankruptcies and isolated hedge fund failures in the first half of 2007 gave way to a full-fledged worldwide liquidity crisis in the third quarter. What had been labeled a sub-prime credit problem turned out to be the bursting of an enormous asset-based lending bubble. Banks owning hundreds of billions of dollars worth of asset-backed securities, financed with short-term borrowings in the commercial paper market, and held in off-balance sheet accounts called Structured Investment Vehicles (SIVs), began to have difficulty “rolling” or renewing their financing.

                In August, facing the prospect of forced sales of collateral in quantities the markets might not be able to handle, central banks injected billions of dollars of liquidity into the banking system and made funds available at their “discount windows” to institutional borrowers whose normal funding sources were disappearing. As I write this letter, major banks—with a nudge from the U.S. Treasury—are working to create a $100 billion dollar emergency fund, dubbed a “super-conduit,” to be used to support the prices of these asset-backed securities (ABS). The August crisis has passed and some liquidity has returned to the market for ABS, but the markets are still quite wary. This episode apparently got the attention of borrowers, lenders and regulators. We are hopeful that the markets will gradually return to normal, but we are taking nothing for granted.

5

                The liquidity crisis caused serious problems for various financial services companies. Thornburg Mortgage (which we do not own) was forced to sell $22 billion of prime, AAA-quality mortgages at a $1.1 billion loss (roughly 25% of the company’s net worth) because its lenders wanted—or needed—their money back and refused to renew their loans. These mortgages were in no danger of incurring material credit losses, but Thornburg lacked the liquidity to hold them.

                Countrywide (which we do own) also had a liquidity problem in August. Countrywide typically holds mortgages for the several week period between origination and sale. The financing for this “pipeline” inventory is generally commercial paper or other short-term borrowing. When the capital markets “froze,” Countrywide was unable to roll its commercial paper and had to draw down its backup bank lines of credit. Backup lines are arranged for just such occasions, but it is rare and embarrassing to actually have to use them.

                We underestimated Countrywide’s vulnerability to a liquidity crisis. Its failure to slow its originations and to focus on higher quality loans in the face of obvious problems in the mortgage market earlier this year was a symptom of its culture of aggressively pursuing market share and low operating costs. Being caught without adequate liquidity was expensive as Countrywide was forced to sell 15% of its equity to Bank of America.

                Looking forward, we believe that Countrywide’s liquidity is now adequate and that loan losses on the mortgages it holds in its bank (not to be confused with the $1.3 trillion of mortgages it does not own but services for others) will be manageable. The mortgage market will recover and we expect Countrywide to remain a major player in the industry. The company has been vilified in the press, and no doubt some of the criticism is deserved, adding insult to injury for shareholders. Nevertheless, we think the stock is trading at a significant discount to its business value.

Outlook

                Although the immediate liquidity crisis has eased, financial markets are quite uneasy. Financial institutions, central banks, and regulators are working diligently to keep the asset-backed securities markets functioning and we believe they will succeed. The U.S. economy appears to be slowing, especially in housing-related areas, and recession is not out of the question. Asian economies have been very strong, but it seems likely that they will feel some impact if their best customers are forced to moderate their consumption.

                In the face of these economic negatives, we own some credit- and economically-sensitive stocks. The underlying businesses are very strong and should be able to take market share in a tough environment and grow nicely when conditions improve. We have been early, but stocks have a way of going up long before the news turns positive. Based on relatively modest assumptions, we believe that most of our stocks may have the potential to rise by 50% or more over the next 2-3 years.

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We have been here before and we feel good about the long-term outlook. In the meantime, we appreciate your patience. As always we invite you to call or email with questions.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

7

FUND PERFORMANCE — VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1997	38.9%	33.4%	5.5%
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Sept. 30, 2007 (9 months)	–4.0	9.1	–13.1

10-Year Cumulative Return ended Sept. 30, 2007	182.9	88.9	94.0
10-Year Average Annual Compound Return ended Sept. 30, 2007	11.0	6.6	4.4

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1997, through September 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2007 was 6.1%, 13.6% and 11.0%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent prospectus are 1.14% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

PORTFOLIO PROFILE — VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	9.3%
UnitedHealth Group	5.9
Countrywide Financial	5.7
Liberty Media - Capital	5.0
American International Group	4.9
Wal-Mart	4.5
Washington Post	4.5
Fannie Mae	4.3
Telephone & Data Systems	4.3
Liberty Media - Interactive	4.0

52.4%

Industry Sectors*

Financial Services	18.9%
Mortgage Services	15.9
Media Content and Distribution	15.5
Healthcare	13.7
Consumer Products and Services	13.1
Technology	4.7
Telecommunications	4.3
Building and Construction Products	2.9
Diversified Industries	1.7
Transportation	1.2

Gaming, Lodging and Leisure	0.2
Short-Term Securities/Other	7.9

100.0%

* As of September 30, 2007

Largest Net Purchases and Sales for Quarter Ended September 30, 2007

Net Purchases ($mil)

Countrywide Financial	$51
Vulcan Materials (new)	24
Newcastle	15
Lowe’s	11
American Express	11

Other (net)	10

$122

Net Sales ($mil)

Apollo Group	$51
Liberty Global	41
Liberty Media - Capital	25
Washington Post	8
Fannie Mae	7

$132

Net Profit Sales	$10

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2007

Positive ($mil)

Berkshire Hathaway	$22
Telephone & Data Systems	9
Liberty Media – Capital	9
Washington Post	4
Apollo Group	2

$46

Negative ($mil)

Countrywide Financial	$(107)
Redwood Trust	(35)
Liberty Media - Interactive	(17)
USG Corp.	(16)
Comcast	(12)

Other (net)	(89)

$(276)

Net Portfolio Losses	$(230)

9

VALUE FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 92.1%

Financial Services — 18.9%

Insurance — 14.2%
Berkshire Hathaway, Inc. - CL B*	63,000	$248,976,000
American International Group, Inc.	1,950,000	131,917,500

		380,893,500
Consumer Finance — 3.2%
American Express Co.	1,450,000	86,086,500
Banking — 1.4%
Wells Fargo & Co.	1,100,000	39,182,000
Brokers — 0.1%
TD Ameritrade Holding Corp.*	100,000	1,822,000

		507,984,000
Mortgage Services — 15.9%

Originating and Investing — 10.3%
Countrywide Financial Corp.	8,000,000	152,080,000
Redwood Trust, Inc.†	2,455,000	81,555,100
Newcastle Investment Corp.	1,908,100	33,620,722
CBRE Realty Finance, Inc.	1,350,000	7,965,000
Bimini Capital Mangement, Inc.	700,000	924,000

		276,144,822
Government Agency — 5.6%
Fannie Mae	1,900,000	115,539,000
Freddie Mac	588,700	34,739,187

		150,278,187

		426,423,009
Media Content and Distribution — 15.5%

Newspaper, Television, Radio and Programming — 9.9%
Liberty Media Corp. - Capital - Series A*	1,080,000	134,816,400
The Washington Post Co. - CL B	150,000	120,420,000
Cumulus Media, Inc. - CL A*	1,121,168	11,458,337

		266,694,737

The accompanying notes form an integral part of these financial statements.
10

VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Cable Television — 5.6%
Liberty Global, Inc. - Series C*	1,990,000	$76,933,400
Comcast Corp. - CL A*	3,050,000	73,749,000
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		150,682,400

		417,377,137
Healthcare — 13.7%

Managed Care — 9.0%
UnitedHealth Group, Inc.	3,300,000	159,819,000
WellPoint, Inc.*	1,050,000	82,866,000

		242,685,000
Suppliers and Distributors — 4.7%
Omnicare, Inc.	2,477,100	82,066,323
Covidien Ltd.	1,025,000	42,537,500

		124,603,823

		367,288,823
Consumer Products and Services — 13.1%

Retailing — 12.1%
Wal-Mart Stores, Inc.	2,760,000	120,474,000
Liberty Media Corp. - Interactive - Series A*	5,600,000	107,576,000
Lowe’s Companies, Inc.	1,900,000	53,238,000
IAC/InterActiveCorp*	1,520,800	45,122,136

		326,410,136
Education — 1.0%
Apollo Group, Inc. - CL A*	450,000	27,067,500

		353,477,636

Technology — 4.7%

Dell, Inc.*	3,240,000	89,424,000
Tyco Electronics Ltd.	1,025,000	36,315,750

		125,739,750

Telecommunications — 4.3%

Telephone and Data Systems, Inc. - Special	1,647,700	102,157,400
Telephone and Data Systems, Inc.	200,000	13,350,000

		115,507,400

The accompanying notes form an integral part of these financial statements.
11

VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Building and Construction Products — 2.9%

USG Corp.*	1,406,000	$52,795,300
Vulcan Materials Co.	277,000	24,694,550

		77,489,850
Diversified Industries — 1.7%

Tyco International Ltd.	1,025,000	45,448,500

Transportation — 1.2%

United Parcel Service, Inc.	450,000	33,795,000

Gaming, Lodging and Leisure — 0.2%

Six Flags, Inc.*	1,574,500	5,447,770

Total Common Stocks (Cost $2,024,134,170)		2,475,978,875

SHORT-TERM SECURITIES — 7.3%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)	97,503,229	97,503,229
Federal Home Loan Bank Discount Note 4.9% 11/21/07(b)	$40,000,000	39,746,400
U.S. Treasury Bill 4.8% 10/04/07(b)	60,000,000	59,984,100

Total Short-Term Securities (Cost $197,207,650)		197,233,729

Total Investments in Securities (Cost $2,221,341,820)		2,673,212,604
Other Assets Less Other Liabilities — 0.6%		15,502,772

Net Assets — 100%		$2,688,715,376

Net Asset Value Per Share		$36.71

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
12

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13

FUND PERFORMANCE — PARTNERS VALUE FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1997	40.6%	33.4%	7.2%
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Sept. 30, 2007 (9 months)	–2.1	9.1	–11.2

10-Year Cumulative Return ended Sept. 30, 2007	186.8	88.9	97.9
10-Year Average Annual Compound Return ended Sept. 30, 2007	11.1	6.6	4.5

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1997, through September 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2007 was 7.7%, 13.3% and 11.1%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.15% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

PORTFOLIO PROFILE — PARTNERS VALUE FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	8.9%
UnitedHealth Group	6.5
Countrywide Financial	5.8
American International Group	5.6
Liberty Media - Capital	5.3
Telephone & Data Systems	5.0
Washington Post	4.3
Wal-Mart	4.3
Fannie Mae	4.1
Liberty Media - Interactive	3.9

53.7%

Industry Sectors*

Consumer Products and Services	18.8%
Financial Services	17.8
Media Content and Distribution	14.9
Healthcare	14.7
Mortgage Services	12.7
Telecommunications	5.0
Technology	4.7
Building and Construction Products	2.3
Diversified Industries	1.9
Commercial Services	0.8

Gaming, Lodging and Leisure	0.1

Short-Term Securities/Other	6.3

100.0%

* As of September 30, 2007

Largest Net Purchases and Sales for Quarter Ended September 30, 2007

Net Purchases ($mil)

Countrywide Financial	$41
Lowe’s	17
UnitedHealth Group	12
American Express	12
WellPoint	10

Other (net)	13

$105

Net Sales ($mil)

Liberty Global	$37
Apollo Group	33
United Parcel Service (eliminated)	23
Fannie Mae	7
Washington Post	6

$106

Net Portfolio Sales	$1

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2007

Positive ($mil)

Berkshire Hathaway	$14
Telephone & Data Systems	7
Liberty Media - Capital	6
Washington Post	3
Cabela’s	3

$33

Negative ($mil)

Countrywide Financial	$(71)
Redwood Trust	(17)
USG Corp.	(13)
Liberty Media - Interactive	(11)
Mohawk Industries	(10)

Other (net)	(53)

$(175)

Net Portfolio Losses	$(142)

15

PARTNERS VALUE FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 93.7%

Consumer Products and Services — 18.8%

Retailing — 15.6%
Wal-Mart Stores, Inc.	1,800,000	$78,570,000
Liberty Media Corp. - Interactive - Series A*	3,650,000	70,116,500
Lowe’s Companies, Inc.	1,950,000	54,639,000
Cabela’s, Inc. - CL A*	1,950,000	46,117,500
IAC/InterActiveCorp*	1,097,000	32,547,990

		281,990,990
Consumer Goods — 2.2%
Mohawk Industries, Inc.*	500,000	40,650,000

Education — 1.0%
Apollo Group, Inc. - CL A*	300,000	18,045,000

		340,685,990

Financial Services — 17.8%

Insurance — 14.5%
Berkshire Hathaway, Inc. - CL B*	31,900	126,068,800
Berkshire Hathaway, Inc. - CL A*	300	35,553,000
American International Group, Inc.	1,500,000	101,475,000

		263,096,800
Consumer Finance — 3.3%
American Express Co.	1,000,000	59,370,000

		322,466,800

Media Content and Distribution — 14.9%

Newspaper, Television, Radio and Programming — 10.0%
Liberty Media Corp. - Capital - Series A*	775,000	96,743,250
The Washington Post Co. - CL B	97,900	78,594,120
Daily Journal Corp.* †	116,000	4,640,000

		179,977,370
Cable Television — 4.9%
Liberty Global, Inc. - Series C*	1,277,000	49,368,820
Comcast Corp. - CL A*	1,650,000	39,897,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		89,265,820

		269,243,190

The accompanying notes form an integral part of these financial statements.
16

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 14.7%

Managed Care — 9.9%
UnitedHealth Group, Inc.	2,450,000	$118,653,500
WellPoint, Inc.*	775,000	61,163,000

		179,816,500
Suppliers and Distributors — 4.8%
Omnicare, Inc.	1,639,000	54,300,070
Covidien Ltd.	785,000	32,577,500

		86,877,570

		266,694,070
Mortgage Services — 12.7%

Originating and Investing — 7.9%
Countrywide Financial Corp.	5,500,000	104,555,000
Redwood Trust, Inc.	1,180,000	39,199,600

		143,754,600
Government Agency — 4.8%
Fannie Mae	1,227,000	74,613,870
Freddie Mac	192,300	11,347,623

		85,961,493

		229,716,093
Telecommunications — 5.0%

Telephone and Data Systems, Inc. - Special	1,473,300	91,344,600

Technology — 4.7%

Dell, Inc.*	2,070,000	57,132,000
Tyco Electronics Ltd.	785,000	27,812,550

		84,944,550

Building and Construction Products — 2.3%

USG Corp.*	1,100,000	41,305,000

Diversified Industries — 1.9%

Tyco International Ltd.	785,000	34,806,900

The accompanying notes form an integral part of these financial statements.
17

PARTNERS VALUE FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Commercial Services — 0.8%

Coinstar, Inc.*	432,900	$13,926,393

Gaming, Lodging and Leisure — 0.1%

Six Flags, Inc.*	564,600	1,953,516

Total Common Stocks (Cost $1,365,766,272)		1,697,087,102

SHORT-TERM SECURITIES — 5.7%

Wells Fargo Advantage Government Money Market Fund 5.0%(a)	78,656,027	78,656,027
U.S. Treasury Bill 4.8% 10/04/07(b)	$25,000,000	24,993,375

Total Short-Term Securities (Cost $103,646,235)		103,649,402

Total Investments in Securities (Cost $1,469,412,507)		1,800,736,504
Other Assets Less Other Liabilities — 0.6%		10,999,857

Net Assets — 100%		$1,811,736,361

Net Asset Value Per Share		$22.81

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

(b)	Interest rate presented represents the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.
18

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19

FUND PERFORMANCE — HICKORY FUND
(Unaudited)

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1997	39.2%	33.4%	5.8%
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Sept. 30, 2007 (9 months)	–6.3	9.1	–15.4

10-Year Cumulative Return ended Sept. 30, 2007	123.9	88.9	35.0
10-Year Average Annual Compound Return ended Sept. 30, 2007	8.4	6.6	1.8

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1997, through September 30, 2007, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2007 was 4.3%, 18.7% and 8.4%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

PORTFOLIO PROFILE — HICKORY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	7.3%
Redwood Trust	5.8
American International Group	5.5
UnitedHealth Group	5.4
Liberty Media - Capital	5.3
Countrywide Financial	5.0
Coinstar	4.1
Omnicare	4.1
Liberty Media - Interactive	3.6
Telephone & Data Systems	3.6

49.7%

Industry Sectors*

Financial Services	16.7%
Mortgage Services	16.3
Consumer Products and Services	13.8
Healthcare	12.9
Media Content and Distribution	12.1
Telecommunications	4.6
Commercial Services	4.5
Technology	3.2
Building and Construction Products	2.8
Diversified Industries	1.8

Gaming, Lodging and Leisure	1.4

Short-Term Securities/Other	9.9

100.0%

* As of September 30, 2007

Largest Net Purchases and Sales for Quarter Ended September 30, 2007

Net Purchases ($mil)

Lowe’s (new)	$5.7
Countrywide Financial	5.2
American International Group	4.1
Redwood Trust	3.3
Beacon Roofing Supply (new)	2.9

Other (net)	0.4

$21.6

Net Sales ($mil)

Apollo Group (eliminated)	$11.9
Liberty Global	8.1
Corinithian Colleges (eliminated)	7.4
Cumulus Media	4.0
SLM Corp.	2.4

$33.8

Net Portfolio Sales	$12.2

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2007

Positive ($mil)

Berkshire Hathaway	$1.9
Cumulus Media	1.5
Telephone & Data Systems	1.2
Liberty Media - Capital	1.0
Cabela’s	0.9

$6.5

Negative ($mil)

Countrywide Financial	$(13.4)
Redwood Trust	(8.2)
CBRE Realty	(4.1)
Six Flags	(3.6)
Mohawk Industries	(2.3)

Other (net)	(13.8)

$(45.4)

Net Portfolio Losses	$(38.9)

21

HICKORY FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 90.1%

Financial Services — 16.7%

Insurance — 12.8%
Berkshire Hathaway, Inc. - CL A*	210	$24,887,100
American International Group, Inc.	280,000	18,942,000

		43,829,100
Brokers — 2.7%
TD Ameritrade Holding Corp.*	500,000	9,110,000

Consumer Finance — 1.2%
American Express Co.	70,000	4,155,900

		57,095,000

Mortgage Services — 16.3%

Originating and Investing — 13.1%
Redwood Trust, Inc.	598,000	19,865,560
Countrywide Financial Corp.	900,000	17,109,000
CBRE Realty Finance, Inc.	705,400	4,161,860
Newcastle Investment Corp.	220,000	3,876,400

		45,012,820
Government Agency — 3.2%
Fannie Mae	180,000	10,945,800

		55,958,620

Consumer Products and Services — 13.8%

Retailing— 11.0%
Liberty Media Corp. - Interactive - Series A*	650,000	12,486,500
Cabela’s, Inc. - CL A*	500,000	11,825,000
Wal-Mart Stores, Inc.	150,000	6,547,500
Lowe’s Companies, Inc.	200,000	5,604,000
IAC/InterActiveCorp*	40,200	1,192,734

		37,655,734
Consumer Goods — 2.8%
Mohawk Industries, Inc.*	120,000	9,756,000

		47,411,734

The accompanying notes form an integral part of these financial statements.
22

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Healthcare — 12.9%

Managed Care — 7.1%
UnitedHealth Group, Inc.	380,000	$18,403,400
WellPoint, Inc.*	75,000	5,919,000

		24,322,400
Suppliers and Distributors — 5.8%
Omnicare, Inc.	425,000	14,080,250
Covidien Ltd.	137,500	5,706,250

		19,786,500

		44,108,900

Media Content and Distribution — 12.1%

Newspaper, Television, Radio and Programming — 8.3%
Liberty Media Corp. - Capital - Series A*	145,000	18,100,350
Cumulus Media, Inc. - CL A*	1,022,000	10,444,840

		28,545,190
Cable Television — 3.8%
Liberty Global, Inc. - Series C*	261,695	10,117,129
Comcast Corp. - CL A Special*	125,000	2,995,000

		13,112,129

		41,657,319
Telecommunications — 4.6%

Telephone and Data Systems, Inc. - Special	200,000	12,400,000
LICT Corp.* #	1,005	3,542,625

		15,942,625

Commercial Services — 4.5%

Coinstar, Inc.*	440,000	14,154,800
Convera Corp.*	370,000	1,443,000

		15,597,800

Technology — 3.2%

Dell, Inc.*	250,000	6,900,000
Tyco Electronics Ltd.	115,000	4,074,450

		10,974,450

The accompanying notes form an integral part of these financial statements.
23

HICKORY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Building and Construction Products — 2.8%

USG Corp.*	187,000	$7,021,850
Beacon Roofing Supply, Inc.*	250,000	2,555,000

		9,576,850
Diversified Industries — 1.8%

Tyco International Ltd.	137,500	6,096,750

Gaming, Lodging and Leisure — 1.4%

Six Flags, Inc.*	1,350,000	4,671,000

Total Common Stocks (Cost $292,819,097)		309,091,048

SHORT-TERM SECURITIES — 8.2%

Wells Fargo Advantage Government Money Market Fund 5.0%(a) (Cost $28,249,735)	28,249,735	28,249,735

Total Investments in Securities (Cost $321,068,832)		337,340,783
Other Assets Less Other Liabilities — 1.7%		5,908,968

Net Assets — 100%		$343,249,751

Net Asset Value Per Share		$37.36

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

The accompanying notes form an integral part of these financial statements.
24

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25

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (“Partnership”). Partners III succeeded to substantially all of the assets of the Partnership, a Nebraska investment limited partnership as of December 30, 2005. The investment objectives, policies, guidelines and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1997	37.1%	33.4%	3.7%
Dec. 31, 1998	10.9	28.6	–17.7
Dec. 31, 1999	10.6	21.0	–10.4
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	-5.6
Dec. 31, 2006	20.4	15.8	4.6
Sept. 30, 2007 (9 months)	–6.1	9.1	–15.2

10-Year Cumulative Return ended Sept. 30, 2007	204.7	88.9	115.8
10-Year Average Annual Compound Return ended Sept. 30, 2007	11.8	6.6	5.2

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1997, through September 30, 2007 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended September 30, 2007 was 3.9%, 17.3% and 11.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.57% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. The performance data presented includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this time, Partners III was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If Partners III had been registered under the 1940 Act during this time period, the performance of Partners III might have been adversely affected. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
26

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	9.0%
Countrywide Financial	6.3
Redwood Trust	5.8
American International Group	5.6
UnitedHealth Group	5.3
Omnicare	4.9
Cabela’s	4.3
Fannie Mae	4.2
Coinstar	3.9
Liberty Media - Capital	3.8

53.1%

Industry Sectors*

Financial Services	20.5%
Mortgage Services	17.6
Consumer Products and Services	16.4
Healthcare	13.7
Media Content and Distribution	13.4
Commercial Services	5.4
Telecommunications	3.7
Technology	3.7
Building and Construction Products	3.0
Diversified Industries	1.8
Gaming, Lodging and Leisure	1.4

Total Long Positions	100.6
Securities Sold Short	(20.1)

Net Long Positions	80.5
Short Proceeds/Other	19.5

100.0%

* Percentage of net assets as of September 30, 2007

Largest Net Purchases and Sales for Quarter Ended September 30, 2007

Net Purchases ($mil)

Countrywide Financial	$9.1
American International Group	4.1
Redwood Trust	3.4
USG Corp.	2.3
Omnicare	1.5

$20.4

Net Sales ($mil)

Apollo Group (eliminated)	$8.9
Liberty Global	7.6
Corinthian Colleges (eliminated)	4.9
Short Positions	4.1
Cumulus Media	3.8
Other (net)	1.8

$31.1

Net Portfolio Sales	$10.7

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2007

Positive ($mil)

Berkshire Hathaway	$2.2
Short Positions	2.0
Cumulus Media	1.3
Cabela’s	1.0
Telephone & Data Systems	0.8

$7.3

Negative ($mil)

Countrywide Financial	$(11.8)
Redwood Trust	(7.2)
Six Flags	(3.3)
Mohawk Industries	(1.9)
USG Corp.	(1.8)
Other (net)	(11.3)

$(37.3)

Net Portfolio Losses	$(30.0)

27

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 100.6%

Financial Services — 20.5%

Insurance — 14.6%
American International Group, Inc.	250,000	$16,912,500
Berkshire Hathaway, Inc. - CL A* (b)	130	15,406,300
Berkshire Hathaway, Inc. - CL B* (b)	3,000	11,856,000

		44,174,800
Brokers — 2.4%
TD Ameritrade Holding Corp.*	400,000	7,288,000

Banking — 2.3%
Wells Fargo & Co.	200,000	7,124,000

Consumer Finance — 1.2%
American Express Co.	60,000	3,562,200

		62,149,000

Mortgage Services — 17.6%

Originating and Investing — 13.4%
Countrywide Financial Corp.(b)	1,000,000	19,010,000
Redwood Trust, Inc.(b)	528,000	17,540,160
Newcastle Investment Corp.	200,000	3,524,000
CBRE Realty Finance, Inc.	117,000	690,300

		40,764,460

Government Agency — 4.2%
Fannie Mae	209,000	12,709,290

		53,473,750

Consumer Products and Services — 16.4%

Retailing — 13.7%
Cabela’s, Inc. - CL A* (b)	550,000	13,007,500
Liberty Media Corp. - Interactive - Series A* (b)	560,000	10,757,600
Wal-Mart Stores, Inc.(b)	240,000	10,476,000
Lowe’s Companies, Inc.	200,000	5,604,000
IAC/InterActiveCorp*	55,000	1,631,850

		41,476,950

The accompanying notes form an integral part of these financial statements.
28

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Goods — 2.7%
Mohawk Industries, Inc.*	100,000	$8,130,000

		49,606,950

Healthcare — 13.7%

Managed Care — 7.1%
UnitedHealth Group, Inc.	330,000	15,981,900
WellPoint, Inc.*	70,000	5,524,400

		21,506,300

Suppliers and Distributors — 6.6%
Omnicare, Inc.	450,000	14,908,500
Covidien Ltd.	122,500	5,083,750

		19,992,250

		41,498,550

Media Content and Distribution — 13.4%

Newspaper, Television, Radio and Programming — 8.5%
Liberty Media Corp. - Capital - Series A* (b)	92,000	11,484,360
Cumulus Media, Inc. - CL A*	841,650	8,601,663
The Washington Post Co. - CL B(b)	7,000	5,619,600

		25,705,623

Cable Television — 4.9%
Liberty Global, Inc. - Series C* (b)	233,000	9,007,780
Comcast Corp. - CL A*	245,000	5,924,100

		14,931,880

		40,637,503

Commercial Services — 5.4%

Coinstar, Inc.*	370,000	11,902,900
Intelligent Systems Corp.* # †	883,999	3,005,597
Convera Corp.*	300,000	1,170,000
Continental Resources#	700	280,000

		16,358,497

Telecommunications — 3.7%

Telephone and Data Systems, Inc. - Special (b)	183,400	11,370,800

The accompanying notes form an integral part of these financial statements.
29

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Technology — 3.7%

Dell, Inc.*	300,000	$8,280,000
Tyco Electronics Ltd.	85,000	3,011,550

		11,291,550

Building and Construction Products — 3.0%

USG Corp.*	225,000	8,448,750
Beacon Roofing Supply, Inc.*	50,000	511,000

		8,959,750
Diversified Industries — 1.8%

Tyco International Ltd.	122,500	5,431,650

Gaming, Lodging and Leisure — 1.4%

Six Flags, Inc.*	1,250,000	4,325,000

Total Common Stocks (Cost $270,649,269)		305,103,000

SHORT-TERM SECURITIES — 0.7%

Wells Fargo Advantage Government Money Market Fund 5.0%(a) (Cost $2,287,521)	2,287,521	2,287,521

Total Investments in Securities (Cost $272,936,790)		307,390,521
Due From Broker(b)— 17.9%		54,222,152
Securities Sold Short — (20.1%)		(60,975,150)
Other Assets Less Other Liabilities — 0.9%		2,601,410

Net Assets — 100%		$303,238,933

Net Asset Value Per Share		$10.51

The accompanying notes form an integral part of these financial statements.
30

PARTNERS III OPPORTUNITY FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT

Ishares Dow Jones U.S. Real Estate	100,000	$(7,649,000)
Ishares Russell 2000	220,000	(17,637,400)
Ishares Russell 2000 Value	230,000	(17,641,000)
Ishares Russell Midcap	165,000	(17,851,350)
United States Cellular Corp.*	2,000	(196,400)

Total Securities Sold Short (proceeds $61,700,632)		$(60,975,150)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

(b)	Fully or partially pledged as collateral on securities sold short.

The accompanying notes form an integral part of these financial statements.
31

BALANCED FUND

October 19, 2007

Dear Fellow Shareholder:

                The third calendar quarter marked the worst three-month period in the short history of the Balanced Fund. The Fund’s total return for the quarter was -4.4% compared to a 2.4% return for our primary benchmark, the Blended Index†. While the dreary short-term results are humbling, the Fund appears increasingly well-positioned to achieve its investment objectives over the longer term.

                The following table shows the results of the Balanced Fund over various time periods through September 30, 2007, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*			Average Annual Total Returns*

	3-Mos.	9-Mos.	1-Year	2-Year	3-Year	Since Inception

Balanced Fund	-4.4%	-1.4%	5.6%	7.5%	6.9%	7.4%

Blended Index†#	2.4	7.2	12.0	9.9	9.3	9.3
S&P 500#	2.0	9.1	16.4	13.6	13.2	13.3
Lehman Brothers Intermediate U.S. Government/Credit Index#	2.9	4.4	5.4	4.5	3.5	3.3

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.14% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†
The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

                The third quarter was, in a word, lousy. While our investment style often leaves us temporarily out of step with the broader market, the recent performance gap has been unusually wide. The bright spot is that our research team uncovered several investment opportunities in the late summer market turmoil. We bought a handful of new stocks at compelling prices, tilting the Fund’s asset allocation to 62% stocks (up from 54% last quarter) and 38% bonds and short-term securities. These purchases have materially improved the Fund’s future return potential at acceptable risks.

                The primary cause of the Fund’s third quarter decline in value was our mortgage-related stock investments (see the “Mortgage Market Meltdown” section of the equity funds letter for a detailed description of how we got here). Countrywide Financial (-47% for the quarter) and Redwood Trust (-30% for the quarter) had the largest dollar impact on Fund returns. While turbulence in the mortgage and credit markets is likely to continue, we are staying with our investments at this time.

32

                Countrywide is clearly worth less than we thought six months ago, largely because the company turned out to have less control over its destiny than we believed. From here, our view is that the company has taken expensive but necessary steps to shore up its liquidity. We think that credit losses will accelerate but ultimately remain manageable, and that in time the core origination and servicing franchise should once again generate healthy margins and cash flows. The company remains very publicly under fire on many fronts, but at a price of $15 as of this writing, plenty of bad news is priced into the stock.

                Redwood Trust, on the other hand, is firmly in control of its destiny. They have no liquidity issues and excess capital to invest as they see fit. The critical success factor for the investment has not changed – have they underwritten real estate credit risk well, and will they continue to do so in the future? The company’s track record is exceptional, and Brett Nicholas and his team are among the best in the business in the trenches. They and we are focused on actual credit losses rather than quarterly mark-to-market noise. If Redwood’s assets continue to perform in line with their expectations, the company will continue to distribute healthy dividends and the stock price will take care of itself.

                Our largest new purchase in the quarter was Vulcan Materials, which anchors a diverse basket of new construction products stocks. Vulcan is a leading producer of aggregates, the crushed rock, sand and gravel used in highway construction, infrastructure projects, and commercial and residential construction. Aggregates production is a terrific business with high barriers to entry, limited supply, growing demand, no real substitutes and pricing power. Vulcan’s assets, including those at pending acquisition Florida Rock, are concentrated in attractive markets with strong population growth. The management team is experienced with an excellent track record in both operations and capital allocation. Our smaller investments in this sector include Eagle Materials (domestic cement and wallboard), Cemex (global cement, concrete and aggregates), and Beacon Roofing Supply (roofing materials distribution).

                On the fixed income side, the credit quality of our bond portfolio remains excellent. We again increased the Fund’s allocation to high-quality, U.S. agency-eligible mortgage-backed securities (MBS) as spreads widened during the quarter. We continued to focus these MBS investments on securities with expected lives in the 3-5 year range and modest extension risk. These securities offer decent return potential with little risk of negative surprises. We admittedly passed on some relatively attractive opportunities in non-agency (“private label”) MBS as bids temporarily dried up in those markets. We chose instead to concentrate most of the Fund’s risk-taking in equities where the potential returns are much higher.

Outlook

                While the economic environment is increasingly uncertain, we believe your portfolio is in solid shape. Our recent stock purchases have plenty of upside potential with good downside protection. We own more world-class companies with enduring competitive advantages than ever before. American Express, United Parcel Service and Vulcan Materials are but three examples. Our high-quality bond portfolio provides another layer of capital protection and steady cash flow. Finally, we still have cash at the ready if the economy deteriorates and our stocks get even cheaper.

                All of us here have significant emotional and financial stakes in the Funds, and we look forward to reporting better news in the coming quarters. In the meantime, we appreciate your patience.

Regards,

Bradley P. Hinton
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

33

PORTFOLIO PROFILE — BALANCED FUND
(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	3.3%
Redwood Trust	3.2
Countrywide Financial	3.0
Liberty Media - Interactive	2.9
UnitedHealth Group	2.6
American International Group	2.5
Liberty Media - Capital	2.3
American Express	2.1
Coinstar	2.1
Telephone & Data Systems	2.0

26.0%

Industry Sectors*

Consumer Products and Services	12.8%
Financial Services	11.7
Mortgage Services	10.1
Healthcare	8.4
Building and Construction Products	5.1
Media Content and Distribution	5.1
Commercial Services	3.4
Telecommunications	2.1
Technology	1.1
Transportation	1.1
Diversified Industries	0.9

Total Common Stocks	61.8%

U.S. Treasury and Government Agency	17.2%
Mortgage-Backed Securities	9.8
Short-Term Securities/Other	5.9
Mortgage Pass-Through Securities	2.3
Corporate Bonds	2.0
Convertible Preferred Stocks	0.7
Taxable Municipal Bonds	0.3

Total Bonds & Short-Term Securities	38.2%

*	As of September 30, 2007

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2007

Positive (000’s)

Berkshire Hathaway	$267
Telephone & Data Systems	193
Iron Mountain	175
Cumulus Media	171
Liberty Media - Capital	144

$950

Negative (000’s)

Countrywide Financial	$(1,780)
Redwood Trust	(882)
CBRE Realty	(629)
USG Corp.	(375)
Mohawk Industries	(351)
Other (net)	(1,162)

$(5,179)

Net Portfolio Losses	$(4,229)

34

BALANCED FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Shares	Value

COMMON STOCKS — 61.8%

Consumer Products and Services — 12.8%

Retailing — 9.5%
Liberty Media Corp. - Interactive - Series A*	138,200	$2,654,822
Wal-Mart Stores, Inc.	41,000	1,789,650
Lowe’s Companies, Inc.	51,000	1,429,020
Cabela’s, Inc. - CL A*	60,000	1,419,000
IAC/InterActiveCorp*	45,000	1,335,150

		8,627,642
Consumer Goods — 2.3%
Mohawk Industries, Inc.*	18,000	1,463,400
Diageo PLC - Sponsored ADR	7,500	657,975

		2,121,375
Education — 1.0%
Apollo Group, Inc - CL A*	11,000	661,650
Corinthian Colleges, Inc.*	16,000	254,560

		916,210

		11,665,227

Financial Services — 11.7%

Insurance — 5.9%
Berkshire Hathaway, Inc. - CL B*	770	3,043,040
American International Group, Inc.	34,000	2,300,100

		5,343,140
Consumer Finance — 2.1%
American Express Co.	33,000	1,959,210

Banking — 1.9%
Wells Fargo & Co.	30,000	1,068,600
Citigroup, Inc.	15,000	700,050

		1,768,650
Brokers — 1.8%
TD Ameritrade Holding Corp.*	90,000	1,639,800

		10,710,800

The accompanying notes form an integral part of these financial statements.
35

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 10.1%

Originating and Investing — 8.2%
Redwood Trust, Inc.	88,000	$2,923,360
Countrywide Financial Corp.	145,000	2,756,450
Newcastle Investment Corp.	62,868	1,107,734
CBRE Realty Finance, Inc.	128,400	757,560

		7,545,104

Government Agency — 1.9%
Fannie Mae	15,500	942,555
Freddie Mac	13,000	767,130

		1,709,685

		9,254,789

Healthcare — 8.4%

Managed Care — 4.6%
UnitedHealth Group, Inc.	50,000	2,421,500
WellPoint, Inc.*	23,000	1,815,160

		4,236,660

Suppliers and Distributors — 2.9%
Omnicare, Inc.	50,000	1,656,500
Covidien Ltd.	23,250	964,875

		2,621,375

Providers — 0.9%
Laboratory Corporation of America Holdings*	10,500	821,415

		7,679,450

Building and Construction Products — 5.1%

Vulcan Materials Co.	17,100	1,524,465
USG Corp.*	26,000	976,300
Eagle Materials, Inc.	22,000	786,280
Beacon Roofing Supply, Inc.*	67,400	688,828
Cemex, S.A.B. de C. V. - Sponsored ADR*	23,000	688,160

		4,664,033

Media Content and Distribution — 5.1%

Newspaper, Television, Radio and Programming — 3.4%
Liberty Media Corp. - Capital - Series A*	17,000	2,122,110
The Washington Post Co. - CL B	1,200	963,360

		3,085,470

The accompanying notes form an integral part of these financial statements.
36

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Cable Television — 1.7%
Comcast Corp. - CL A*	37,500	$906,750
Liberty Global, Inc. - Series C*	17,000	657,220

		1,563,970

		4,649,440

Commercial Services — 3.4%

Coinstar, Inc.*	60,000	1,930,200
Iron Mountain, Inc.*	38,000	1,158,240

		3,088,440

Telecommunications — 2.1%

Telephone and Data Systems, Inc. - Special	30,000	1,860,000

Technology — 1.1%

Dell, Inc.*	37,000	1,021,200

Transportation — 1.1%

United Parcel Service, Inc.	13,500	1,013,850

Diversified Industries — 0.9%

Tyco International Ltd.	19,000	842,460

Total Common Stocks (Cost $54,262,925)		56,449,689

CONVERTIBLE PREFERRED STOCKS — 0.7%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	627,900

CORPORATE BONDS — 2.0%

Wells Fargo & Co. 4.125% 3/10/08	$600,000	596,075
The Washington Post Co. 5.5% 2/15/09	755,000	759,796
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	293,094
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	202,754

Total Corporate Bonds (Cost $1,900,969)		1,851,719

The accompanying notes form an integral part of these financial statements.
37

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE-BACKED SECURITIES — 9.8%(b)

Chase Mortgage Finance Corporation — 0.4%

Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.5 years)	$382,485	$368,532

Federal Home Loan Mortgage Corporation — 6.9%

3028 CL MB — 5.0% 2026 (1.6 years)	600,628	601,503
2665 CL WY — 4.5% 2027 (1.9 years)	750,000	742,499
2548 CL HB — 4.5% 2010 (2.2 years)	750,000	744,757
2831 CL AB — 5.0% 2018 (3.0 years)	390,799	389,257
2926 CL AB — 5.0% 2019 (3.2 years)	888,318	883,371
2627 CL LE — 3.0% 2017 (3.3 years)	966,374	914,723
2542 CL LD — 5.0% 2022 (3.4 years)	1,144,396	1,134,750
3209 CL TU — 5.0% 2017 (5.4 years)	923,923	910,988

		6,321,848

Federal National Mortgage Association — 2.5%

2003-87 CL JA — 4.25% 2033 (0.6 years)	64,554	64,162
2003-87 CL TG — 4.5% 2014 (2.0 years)	460,000	456,166
2003-113 CL PC — 4.0% 2015 (2.1 years)	1,000,000	985,445
2006-78 CL AV — 6.5% 2017 (4.0 years)	691,048	717,765

		2,223,538

Total Mortgage-Backed Securities (Cost $8,812,325)		8,913,918

MORTGAGE PASS-THROUGH SECURITIES — 2.3%(b)

Federal National Mortgage Association — 1.3%

357985 — 4.5% 2020 (4.8 years)	1,224,426	1,179,618

Federal Home Loan Mortgage Corporation — 1.0%

11773 — 5.0% 2020 (4.4 years)	922,434	905,530

Total Mortgage Pass-Through Securities (Cost $2,069,938)		2,085,148

The accompanying notes form an integral part of these financial statements.
38

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

TAXABLE MUNICIPAL BONDS — 0.3%

University of California 4.85% 5/15/13 (Cost $297,812)	$300,000	$293,073

U.S. TREASURY AND GOVERNMENT AGENCY — 17.2%

U.S. Treasury — 10.1%

U.S. Treasury Note 3.75% 5/15/08	1,250,000	1,247,169
U.S. Treasury Note 3.125% 10/15/08	300,000	297,351
U.S. Treasury Note 3.0% 2/15/09	400,000	394,844
U.S. Treasury Note 3.625% 7/15/09	500,000	497,305
U.S. Treasury Note 6.5% 2/15/10	400,000	422,594
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,751,505
U.S. Treasury Note 5.0% 2/15/11	400,000	412,156
U.S. Treasury Inflation-Indexed Note 2.375% 4/15/11	2,098,880	2,113,146
U.S. Treasury Note 5.0% 8/15/11	500,000	516,758
U.S. Treasury Note 4.375% 8/15/12	1,000,000	1,009,688
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	563,675	555,749

		9,218,265

Government Agency — 7.1%

Fannie Mae 4.25% 12/21/07	400,000	399,382
Federal Home Loan Bank 3.55% 4/15/08	500,000	496,611
Freddie Mac 4.0% 4/28/09	240,000	238,494
Federal Home Loan Bank 4.16% 12/08/09	400,000	398,158
Federal Home Loan Bank 4.6% 10/15/10	1,000,000	996,716
Fannie Mae 5.5% 1/18/12	1,000,000	1,003,140
Federal Home Loan Bank 5.2% 5/21/12	1,000,000	1,009,517
Fannie Mae 4.625% 10/15/14	2,000,000	1,979,350

		6,521,368

Total U.S. Treasury and Government Agency (Cost $15,564,794)		15,739,633

The accompanying notes form an integral part of these financial statements.
39

BALANCED FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 4.7%

Wells Fargo Advantage Government Money Market Fund 5.0%(a) (Cost $4,293,342)	4,293,342	$4,293,342

Total Investments in Securities (Cost $87,901,100)		90,254,422
Other Assets Less Other Liabilities — 1.2%		1,125,217

Net Assets — 100%		$91,379,639

Net Asset Value Per Share		$11.69

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.
40

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41

NEBRASKA TAX-FREE INCOME FUND

October 15, 2007

Dear Fellow Shareholder:

                The Nebraska Tax-Free Income Fund’s total return for the third quarter of 2007 was +1.6%, which consisted of approximately +1.0% from net interest income (after deducting fees and expenses) and +0.6% from (unrealized) appreciation of our bonds. Our Fund’s primary benchmark, the Lehman Brothers 5-Year Municipal Bond Index, returned +2.6%.

                The table below shows the results of the Nebraska Tax-Free Income Fund over various time periods through September 30, 2007, along with the Lehman Brothers 5-Year Municipal Bond Index, our primary benchmark. The key measures of the Fund’s portfolio (average maturity and duration) have most closely resembled this Lehman Brothers index. As a reminder, we don’t manage the Fund to mimic any particular index but thought it would be informative to provide an example of a broadly constructed unmanaged index whose credit quality and maturity composition were similar to the Fund.

	Total Return*	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Nebraska Tax-Free Income Fund**	2.9%	2.9%	3.1%	4.4%	4.8%	5.4%

Lehman Brothers 5-Year Municipal Bond Index#	3.8	2.8	3.0	4.6	5.0	N/A

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.03% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**
As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (the “Partnership”). The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During these periods, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during these periods, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table shows a profile of our portfolio as of September 30:

Average Maturity	7.5 years
Average Duration	3.2 years
30-Day SEC Yield at 9-30-07	3.5%
Average Rating	AA
Income from municipals exempt from federal and Nebraska income taxes	Over 80%
Income subject to alternative minimum tax	Less than 10%

Overview

                After rising early in the third quarter, municipal bond yields ended the quarter lower as investors sought a safe haven from turmoil that had gripped much of the U.S. fixed-income marketplace. Reaction to this market unrest was an immense flight to the safety and security of U.S. Treasury securities and other high quality bonds. Municipal bond investors benefited (as did our Fund) from this flight to quality as prices rose (yields fell). A broad measure of

42

municipal bond yields as measured by the Bond Buyer 20 Bond Index (index of 20 general obligation municipal bonds), fell 12 basis points (a basis point is 1/100 of one percent) in the quarter. Our performance was solid but trailed our primary benchmark given our sizable short-term investment position, which includes auction rated securities (14.2%). Our short-term investments provide attractive current income but little-to-no, unrealized, price appreciation. They will provide good support, however, should interest rates increase.

                Since many of the same variables have similar impacts on both the municipal and taxable bond market, please see the “Overview” section included in the Short-Intermediate Income Fund shareholder letter included in this shareholder report for additional highlights from the second quarter.

Portfolio Review

                Despite an overall decline in the level of municipal bond yields near the end of the quarter, we were able to take advantage of a mid-quarter rise in rates that allowed us to invest Fund assets at attractive levels. An example would be an investment that increased our existing position in Blair, Nebraska water revenue bonds. These 5-year bonds, that yielded 4.80% at purchase, were issued to enlarge and improve Blair’s water treatment plant to accommodate Cargill Incorporated’s nearly one-quarter billion dollar expansion to its existing campus. Cargill, one of the largest privately owned companies in the world, is an international marketer, processor and distributor of agriculture, food, financial and industrial products and services in 63 countries. Our investment is enhanced by a water service agreement between Cargill and the city of Blair that unconditionally obligates Cargill to make fixed monthly payments that are sufficient to cover the debt service on the bonds issued for the project.

                Another investment to highlight during the quarter was a student facilities project for the University of Nebraska at Omaha. These AA-rated revenue bonds were issued to finance the construction of additional housing and parking facilities on the campus of the University of Nebraska at Omaha. Given the attractive pricing for this high quality issuer, we added two longer-term bonds (9 and 20-year) in order to lock in these higher rates.

                While the vital signs (average maturity, duration and rating) of our portfolio have not changed much from last quarter, we remain on the look-out for opportunities like those mentioned above to position our Fund for reasonable-to-good future returns.

Outlook

                In the minutes of the meeting during which the Fed made the decision to lower short-term interest rates in September, the Committee expressed a desire to avoid giving the “mistaken impression” that they were “more certain about the economic outlook than was in fact the case”. We concur as we have used different words to convey the same message over time. It does appear plausible, if not likely, that the ramifications from this summer’s credit crunch have yet to be fully felt. And the policy response (i.e. lower short-term rates) may be sowing the seeds of tomorrow’s inflation by accelerating the decline of the dollar exchange rate, for example. These potential challenges suggest to us that, for the time being, maintaining our mostly higher-quality, shorter average-life portfolio is the proper course of action. We believe our Fund should continue to generate reasonable returns over time and are well-positioned to take advantage of future opportunities.

                We welcome any questions you may have and appreciate the confidence in and support of the Fund and our firm.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets in the Fund invested in a particular state.

43

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND
(Unaudited)

State Breakdown

Nebraska	80.3%
Commonwealth of Puerto Rico	4.9
Illinois	4.1
Washington	2.8
Texas	1.6
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	3.9

100.0%

Sector Breakdown

Power	18.6%
Hospital	15.1
Higher Education	14.1
Water/Sewer	10.6
General	6.7
Housing	1.9
Student Loan	0.9

Total Revenue	67.9

State/Commonwealth	7.7
City/Subdivision	6.9
School District	4.7
County	1.9

Total General Obligation	21.2

Escrow/Pre-Refunded	7.0
Short-Term Securities/Other	3.9

100.0%

44

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 96.1%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured, 5.0%, 10/01/17	$500,000	$506,820

Illinois — 4.1%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,024,820
Illinois Health Facility Authority, Revenue, Series A, Evangelical Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	185,000	199,086
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	512,620
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	514,440

		2,250,966

Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage, Series D, 6.0%, 1/01/16	40,000	40,176

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A, Catholic Health Initiatives, 5.125%, 12/01/15	750,000	758,587

Nebraska — 80.3%
Adams County, Hospital Authority #1, Revenue, Mary Lanning Memorial Hospital Project, Radian Insured, 5.3%, 12/15/18	700,000	705,355
Blair, Water System Revenue, Bond Anticipation Notes, AMT Series A, 4.5%, 6/15/12	500,000	499,380
Series B, 4.65%, 6/15/12	500,000	503,645
Douglas County, Educational Facility Revenue, Series A, Creighton University Project, FGIC Insured, 3.5%, 9/01/12	255,000	254,309
Douglas County, Hospital Authority #1, Revenue, Refunding, Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	255,240
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	256,390
Douglas County, Hospital Authority #2, Revenue, Lakeside Village Project, 5.125%, 12/15/22	500,000	511,125
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	398,856
Nebraska Medical Center Project, 5.0% 11/15/15	295,000	310,331
Douglas County, Millard School District #17, Refunding, FSA Insured, 4.0%, 11/15/13	500,000	509,580
MBIA Insured, 4.3%, 11/15/14	500,000	506,515
4.75%, 6/15/17	490,000	490,417

The accompanying notes form an integral part of these financial statements.
45

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 80.3% (continued)
Douglas County, Ralston Public School District #54, FSA Insured, 5.125%, 12/15/21	$500,000	$523,120
5.2%, 12/15/26	500,000	519,815
Douglas County, Sanitary & Improvement District #206, Eldorado/Farmington, 5.75%, 12/01/14	195,000	195,189
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry Doorly Zoo Project, 4.2%, 9/01/16	600,000	595,398
4.75%, 9/01/17	200,000	204,964
Gage County, Hospital Authority #1, Revenue, Beatrice Community Hospital & Health Project, 5.35%, 5/01/19	500,000	501,335
Grand Island, Electric Revenue, MBIA Insured, 5.0%, 8/15/14	500,000	523,415
5.125%, 8/15/16	500,000	525,585
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured, 4.1%, 9/01/14	480,000	487,762
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured, 3.3%, 4/01/13	870,000	849,659
3.45%, 4/01/14	650,000	638,424
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	778,650
Lancaster County, Hospital Authority #1, Revenue, Bryan LGH Medical Center, Series A-1, AMBAC Insured, 3.69%, 6/01/31 (Auction Rated Security)	1,975,000	1,975,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	202,822
Lincoln, Electric System Revenue, Refunding, 5.0%, 9/01/10	500,000	520,665
5.0%, 9/01/18	1,000,000	1,075,420
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	954,980
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	257,530
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	885,000	943,251
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	832,960
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	440,000	456,104
Nebraska Educational Financial Authority, Revenue, Refunding, Hastings College Project, 5.05%, 12/01/23	500,000	489,260
Nebraska Wesleyan University Project, Radian Insured, 5.15%, 4/01/22	1,000,000	1,010,800
York College Project, 6.0%, 4/01/21	500,000	509,060
Nebraska Educational Telecommunications Commission, Revenue, DTV Project, 6.0%, 2/01/10	600,000	621,456

The accompanying notes form an integral part of these financial statements.
46

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 80.3% (continued)
Nebraska Investment Financial Authority, Revenue, Series A, Drinking Water State Revolving Fund, 5.15%, 1/01/16	$200,000	$202,708
Nebraska Investment Financial Authority, Health Facility Revenue, Childrens Healthcare Services, 5.5%, 8/15/17, Pre-Refunded 2/15/08 @ 102	500,000	513,570
Health Facility Revenue, Childrens Hospital Obligated Group, Refunding, Series A, 4.0%, 8/15/32 (Auction Rated Security)	1,000,000	1,000,000
Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured, 5.0%, 11/15/14	250,000	256,082
Hospital Revenue, Great Plains Regional Medical Center Project, Radian Insured, 5.45%, 11/15/17	455,000	459,950
Nebraska Investment Financial Authority, Single Family Housing Revenue, Series C, AMT, 4.05%, 3/01/12	285,000	285,348
4.05%, 9/01/12	340,000	340,306
4.125%, 3/01/13	375,000	375,154
Nebraska Public Power District, Revenue, Series A, 3.75%, 1/01/08	950,000	950,532
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,028,200
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	437,635
Series B, 5.0%, 1/01/21 (settlement date 10/04/07)	1,000,000	1,060,980
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue, MBIA Insured, 4.25%, 7/15/15	405,000	419,090
5.0%, 7/15/16	200,000	217,778
4.0%, 7/15/17	200,000	201,304
Nebraska Utilities Corp., Revenue, University of Nebraska Lincoln Project, 5.25%, 1/01/19	750,000	791,437
Omaha, Douglas County, General Obligation, Public Building Commission, 5.1%, 5/01/20	750,000	781,553
Omaha, General Obligation, Refunding, 4.5%, 12/15/17	250,000	256,673
Omaha, Public Facilities Corp., Lease Revenue, Series C, Rosenblatt Stadium Project, 3.9%, 10/15/17	235,000	233,414
3.95%, 10/15/18	240,000	237,706
Omaha Public Power District, Electric Revenue, Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	508,445
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	412,996
Series A, Escrowed to Maturity, 7.625%, 2/01/12	495,000	537,822
Series A, 4.25%, 2/01/18	900,000	910,647
Series C, 5.5%, 2/01/14	280,000	304,077

The accompanying notes form an integral part of these financial statements.
47

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 80.3% (continued)
Omaha, Sanitary Sewer Revenue, MBIA Insured, 4.0%, 11/15/12	$520,000	$531,118
4.0%, 11/15/14	250,000	255,330
Papillion, General Obligation, Bond Anticipation Notes, Series A, 3.7%, 6/01/09	700,000	699,069
Platte County, Hospital Authority #1, Revenue, Columbus Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	261,017
Public Power Generation Agency, Revenue, Whelan Energy Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	806,310
Saline County, Hospital Authority #1, Revenue, Bryan LGH Medical Center, Refunding, Series B, 3.85%, 6/01/31 (Auction Rated Security)	500,000	500,000
Sarpy County, General Obligation, Sanitary & Improvement District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,381
Sarpy County, General Obligation, Sanitary & Improvement District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,155
Scottsbluff County, Hospital Authority #1, Revenue, Regional West Medical Center, 6.375%, 12/15/08	75,000	75,117
Southern Nebraska Public Power District, Electric System Revenue, AMBAC Insured, 4.625%, 9/15/21	1,000,000	1,024,980
Bond Anticipation Notes, 4.0%, 12/15/08	1,000,000	1,005,610
University of Nebraska, Facilities Corp., Lease Rental Revenue, UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,015,860
University of Nebraska, University Revenue, Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	583,110
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	588,481
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	832,208
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,074,312

		43,775,232
Puerto Rico — 4.9%
Commonwealth, Refunding, Series B4, FSA Insured, 4.1%, 7/01/28 (Auction Rated Security)(b)	1,625,000	1,625,000
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	990,000	1,058,389

		2,683,389
Texas — 1.6%
San Antonio, Electric & Gas Revenue, Series A 5.0%, 2/01/18	325,000	332,914
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	180,073
5.25%, 2/01/14	320,000	329,763

		842,750

The accompanying notes form an integral part of these financial statements.
48

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Washington — 2.8%
Vancouver, Water & Sewer Revenue, Refunding, MBIA Insured, 4.75%, 6/01/16	$500,000	$503,510
Washington State, General Obligation, Variable Purpose, Series B, 5.0%, 1/01/19	1,000,000	1,014,300

		1,517,810

Total Municipal Bonds (Cost $51,655,897)		52,375,730

SHORT-TERM SECURITIES — 4.8%

Wells Fargo Advantage Tax-Free Money Market Fund 3.7%(a) (Cost $2,612,086)	2,612,086	2,612,086

Total Investments in Securities (Cost $54,267,983)		54,987,816
Other Liabilities in Excess of Other Assets — (0.9%)		(503,222)

Net Assets — 100.0%		$54,484,594

Net Asset Value Per Share		$9.97

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

(b)	Designated to cover a forward purchase commitment.

The accompanying notes form an integral part of these financial statements.
49

SHORT-INTERMEDIATE INCOME FUND AND
GOVERNMENT MONEY MARKET FUND

October 11, 2007

Dear Fellow Shareholder:

Short-Intermediate Income Fund Overview

                The Short-Intermediate Income Fund had a good third quarter as bonds, particularly high quality bonds, enjoyed solid gains. The Fund’s total return was +2.1%, which consisted of approximately +1.0% from net interest and dividend income (after deducting fees and expenses) and +1.1% from net (unrealized and realized) appreciation of our bonds. Our primary benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned +2.9%.

                The table below shows the results of the Short-Intermediate Income Fund over various time periods through September 30, 2007, along with the Lehman Brothers Intermediate U.S. Government / Credit Index and two additional Lehman Brothers Indexes with a shorter average maturity (1-3 and 1-5 year) which more closely resemble the historical average life of our Fund.

	Total Return**	Average Annual Total Returns**

	1-Year	3-Year	5-Year	10-Year

Short-Intermediate Income Fund	5.0%	3.4%	4.1%	5.0%

Lehman Brothers Intermediate U.S. Government/Credit Index *#	5.4	3.5	3.8	5.7
Lehman Brothers 1-5 Year U.S. Government/Credit Index *#	5.7	3.5	3.4	5.3
Lehman Brothers 1-3 Year U.S. Government/Credit Index*#	5.6	3.6	3.2	4.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.67% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

The following table and chart show a profile of our portfolio and asset allocation as of September 30:

Average Maturity	3.2 years
Average Duration	2.7 years
Average Coupon	4.3%
30-Day SEC Yield at 9-30-07	4.0%
Average Rating	AAA

50

Overview

                The U.S. fixed-income market experienced tremendous turbulence in the third quarter. Stress in the U.S. residential housing market, particularly subprime, broadened out to dramatically infect other segments of the bond market. The often-described ocean of liquidity that had benefited bond and equity investors alike for a few years nearly became a desert of despair as fear displaced greed with near unprecedented speed. High profile implosions of highly leveraged bond funds at Bear Stearns, where investors lost more than $1 billion, were among a number of casualties in the quarter. Despite the market unrest, our portfolio performed well in the quarter due to its weighting in higher quality assets.

                Credit spreads widened (yields rose) on nearly all types of bonds, especially those of lower quality, relative to U.S. Treasuries as investors scrambled to re-price credit risk across all asset classes. The ensuing credit crunch caused some segments of the bond market to temporarily grind to a halt as buyers became scarce. The largest bank in France, for example, froze withdrawals on three investment funds because they couldn’t find a way to value its assets. Even markets once considered high quality safe havens, like commercial paper, became ensnared in the turmoil as investors, fearful of further damage, refused to roll over these short-term IOU’s.

                Reaction to this market unrest was an immense flight to the quality and liquidity of U.S. Treasury securities. Yields on Treasury bonds fell appreciably across the yield curve with the largest decline (approximately one-percent) occurring among short-term securities.

                In an attempt to alleviate the disruption in the credit markets, the Federal Reserve lowered the Fed Funds rate by 50 basis points (a basis point is one one-hundredth of a percent) near the end of the quarter. This helped to loosen the noose that had gripped certain segments of the fixed-income market, particularly mortgage finance, and a semblance of normalcy has returned as of this writing.

Portfolio Review

                The Fund’s largest purchase during the quarter was to increase our holdings of Treasury Inflation-Protected Securities (“TIPS”). TIPS are U.S. Government obligations that provide investors protection against inflation since returns are tied to the Consumer Price Index (“CPI”). Our return will consist of a variable return that’s tied to the CPI which will likely increase our principal value and a fixed, or “real” return we locked in at purchase. These investments have the potential to generate solid returns should either the “real” rate fall or should inflation exceed 2% over our investment horizon. Both components seem plausible especially given the Fed’s recent attempt to kick-start the economy and the unintended consequences it might have on inflation measures going forward.

                We also took advantage of widening credit spreads to add to our U.S. agency-eligible mortgage-backed securities (MBS) investments (now 44.0% of our Fund). As we have in the past, we focused our incremental purchases on MBS with good cash flow characteristics and limited extension risk, such as seasoned 15-year loans to high credit quality, prime borrowers. These investments should generate reasonable-to-good returns for our Fund with little-to-no credit risk.

Outlook

                In the minutes of the meeting during which the Fed made the decision to lower short-term interest rates in September, the Committee expressed a desire to avoid giving the “mistaken impression” that they were “more certain about the economic outlook than was in fact the case”. We concur as we have used different words to convey the same message over time. It does appear plausible, if not likely, that the ramifications from this summer’s credit crunch have yet to be fully felt. And the policy response (i.e. lower short-term rates) may be sowing the seeds of tomorrow’s inflation by accelerating the decline of the dollar exchange rate, for example. These potential challenges suggest to us that, for the time being, maintaining our mostly higher-quality, shorter average-life portfolio is the proper course of action. We believe our Fund should continue to generate reasonable returns over time and are well-positioned to take advantage of future opportunities.

51

Government Money Market Fund Overview

                The Government Money Market Fund closed the third quarter with a seven-day effective yield of 4.84%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

                The disruption in the credit markets during the third quarter also found its way into the ultra-safe U.S. Treasury Bill market. As investors swarmed to the safety and liquidity of Treasury securities, trading conditions became challenging even in the Treasury Bill market. For example, investors sold short-term credit sensitive assets (like commercial paper) and bought Treasury Bills, sending yields lower by nearly 1½ percent in a single day in mid-August. This intraday move was the largest in more than a decade for the Treasury Bill market and occurred despite any action by the Fed to change short-term rates. That action by the Fed did come, but later in the quarter when the Fed Funds rate was lowered by ½ percent.

                While the excitement in the Treasury Bill market has made for some interesting reading, the main message for money market fund investors (our Fund included) is that reinvestment opportunities have declined. Since our Fund must keep the weighted average life of its assets at less than 90 days (33 days at September 30), it is likely that our yield will decline as older, higher yielding investments are replaced over the course of the coming quarter.

                If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

52

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND
(Unaudited)

Credit Quality Ratings

U.S. Treasury	31.3%
U.S. Government Agency Mortgage Related Securities	44.0
Aaa/AAA	18.8
Aa/AA	1.2
A/A	0.8
Ba/BB	0.9
B/B, below, and non-rated	2.2
Cash Equivalents	0.8

100.0%

Sector Breakdown

Mortgage-Backed Securities	40.3%
U.S. Treasury	31.3
Government Agency	12.3
Corporate Bonds	5.3
Mortgage Pass-Through Securities	4.1
Taxable Municipal Bonds	3.7
Common Stocks	1.6
Short-Term Securities/Other	0.8
Convertible Preferred Stocks	0.6

100.0%

53

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 5.3%

Wells Fargo & Co. 4.125% 3/10/08	$1,500,000	$1,490,187
Liberty Media Corp. 7.875% 7/15/09	500,000	517,093
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	366,368
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	896,079
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	963,499
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	608,261
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,442,030

Total Corporate Bonds (Cost $6,566,404)		6,283,517

MORTGAGE-BACKED SECURITIES — 40.3%(b)

Chase Mortgage Finance Corporation — 0.4%

Chase MTG 2004-S1 CL A6 — 4.5% 2019 (4.5 years)	471,761	454,552

Federal Home Loan Mortgage Corporation — 23.1%

2498 CL PD — 5.5% 2016 (0.4 years)	680,843	682,127
3125 CL A — 5.125% 2013 (0.6 years)	891,632	891,191
2878 CL TB — 5.5% 2024 (1.2 years)	2,000,000	2,007,003
2765 CL JN — 4.0% 2019 (1.6 years)	1,961,311	1,936,953
2665 CL WY — 4.5% 2027 (1.9 years)	4,000,000	3,959,996
2692 CL QT — 4.5% 2018 (2.1 years)	2,000,000	1,978,456
2548 CL HB — 4.5% 2010 (2.2 years)	4,250,000	4,220,292
2921 CL A — 5.5% 2018 (2.3 years)	1,830,786	1,841,571
2743 CL HC — 4.5% 2015 (2.4 years)	3,000,000	2,962,764
2831 CL AB — 5.0% 2018 (3.0 years)	1,563,194	1,557,029
2627 CL LE — 3.0% 2017 (3.3 years)	1,691,155	1,600,765
2999 CL NB — 4.5% 2017 (3.8 years)	4,000,000	3,913,002

		27,551,149

Federal National Mortgage Association — 16.8%

2003-87 CL JA — 4.25% 2033 (0.6 years)	272,418	270,762
2003-81 CL NX — 3.5% 2013 (0.8 years)	971,229	961,727
2003-87 CL TE — 4.0% 2013 (0.8 years)	1,765,657	1,758,243
2002-74 CL TC — 5.0% 2015 (0.8 years)	377,668	377,238
2003-20 CL QC — 5.0% 2027 (1.6 years)	932,081	930,754
2003-113 CL PC — 4.0% 2015 (2.1 years)	1,010,000	995,299
2002-74 CL TD — 5.0% 2015 (2.2 years)	4,000,000	3,986,327
2004-81 CL KC — 4.5% 2017 (2.9 years)	3,000,000	2,951,549

The accompanying notes form an integral part of these financial statements.
54

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal National Mortgage Association — 16.8% (continued)

2003-43 CL EX — 4.5% 2017 (3.1 years)	$899,132	$880,937
2003-39 CL LC — 5.0% 2022 (3.7 years)	1,281,602	1,267,025
2003-92 CL PD — 4.5% 2017 (3.9 years)	2,500,000	2,452,559
2006-78 CL AV — 6.5% 2017 (4.0 years)	2,185,554	2,270,050
2003-27 CL DW — 4.5% 2017 (4.4 years)	1,000,000	971,197

		20,073,667

Total Mortgage-Backed Securities (Cost $48,124,691)		48,079,368

MORTGAGE PASS-THROUGH SECURITIES — 4.1%(b)

Federal National Mortgage Association — 3.7%

254863 — 4.0% 2013 (2.4 years)	628,119	613,646
255291 — 4.5% 2014 (2.6 years)	818,109	807,160
251787 — 6.5% 2018 (3.5 years)	42,292	43,572
254907 — 5.0% 2018 (4.0 years)	1,392,448	1,368,963
357985 — 4.5% 2020 (4.8 years)	1,632,568	1,572,824

		4,406,165

Federal Home Loan Mortgage Corporation — 0.4%

1386 — 5.0% 2018 (3.9 years)	451,098	443,762

Total Mortgage Pass-Through Securities (Cost $4,909,536)		4,849,927

TAXABLE MUNICIPAL BONDS — 3.7%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,129,132
Stratford, Connecticut 6.55% 2/15/13	500,000	523,325
University of California 4.85% 5/15/13	990,000	967,141
King County, Washington 8.12% 12/01/16	500,000	512,480
Iowa State University Revenue 5.8% 7/1/22 (settlement date 10/18/07)	1,335,000	1,325,722

Total Taxable Municipal Bonds (Cost $4,474,717)		4,457,800

U.S. TREASURY AND GOVERNMENT AGENCY — 43.6%

U.S. Treasury — 31.3%

U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,935,550
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,944,455

The accompanying notes form an integral part of these financial statements.
55

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

U.S. Treasury — 31.3% (continued)

U.S. Treasury Note 3.625% 7/15/09	$3,000,000	$2,983,830
U.S. Treasury Note 4.0% 3/15/10	10,000,000	10,008,600
U.S. Treasury Inflation-Indexed Note 2.375% 4/15/11	4,197,760	4,226,292
U.S. Treasury Note 4.375% 8/15/12	5,000,000	5,048,440
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,254,700	2,222,994
U.S. Treasury Note 4.25% 8/15/14	5,000,000	4,966,410

		37,336,571

Government Agency — 12.3%

Fannie Mae 4.25% 12/21/07(c)	2,000,000	1,996,910
Freddie Mac 4.0% 4/28/09	240,000	238,494
Freddie Mac 3.25% 7/09/09	1,000,000	980,697
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,493,092
Fannie Mae 4.125% 4/28/10	2,000,000	1,986,372
Freddie Mac 4.125% 6/16/10	1,000,000	993,013
Freddie Mac 5.5% 9/15/11	1,000,000	1,034,482
Federal Home Loan Bank 5.2% 5/21/12	1,000,000	1,009,517
Fannie Mae 4.375% 7/17/13	2,000,000	1,961,958
Freddie Mac 5.0% 11/13/14	3,000,000	3,034,500

		14,729,035

Total U.S. Treasury and Government Agency (Cost $51,889,618)		52,065,606

COMMON STOCKS — 1.6%

Redwood Trust, Inc.	33,000	1,096,260
Newcastle Investment Corp.	45,000	792,900

Total Common Stocks (Cost $2,335,278)		1,889,160

CONVERTIBLE PREFERRED STOCKS — 0.6%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	732,550

The accompanying notes form an integral part of these financial statements.
56

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments in Securities, Continued

	Shares	Value

SHORT-TERM SECURITIES — 1.4%

Wells Fargo Advantage Government Money Market Fund 5.0%(a) (Cost $1,720,373)	1,720,373	$1,720,373

Total Investments in Securities (Cost $120,835,109)		120,078,301
Other Liabilities In Excess of Other Assets — (0.6%)		(647,921)

Net Assets — 100%		$119,430,380

Net Asset Value Per Share		$11.44

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)	Designated to cover a forward purchase commitment.

The accompanying notes form an integral part of these financial statements.
57

GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
September 30, 2007
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 75.9†

U.S. Treasury — 19.5%

U.S. Treasury Bill 4.8% 10/04/07	$15,000,000	$14,994,125

Government Agency — 56.4%

Federal Home Loan Bank Discount Note 5.3% 10/03/07	15,000,000	14,995,729
Federal Home Loan Bank Discount Note 5.0% 11/23/07	12,493,000	12,402,858
Federal Farm Credit Banks Discount Note 4.8% 12/12/07	16,000,000	15,851,168

		43,249,755

Total U.S. Treasury and Government Agency		58,243,880

SHORT-TERM SECURITIES — 24.3%

Wells Fargo Advantage 100% Treasury Money Market Fund 4.0%(a)	3,084,215	3,084,215
Milestone Treasury Obligations Portfolio 4.4%(a)	15,598,851	15,598,851

Total Short-Term Securities		18,683,066

Total Investments in Securities (Cost $76,926,946)		76,926,946
Other Liabilities in Excess of Other Assets — (0.2%)		(153,037)

Net Assets — 100%		$76,773,909

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at September 30, 2007.

The accompanying notes form an integral part of these financial statements.
58

(This page has been left blank intentionally.)

59

THE WEITZ FUNDS
Statements of Assets and Liabilities
September 30, 2007
(Unaudited)

	Value	Partners Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$2,591,657,504	$1,796,096,504	$337,340,783
Non-controlled affiliates*	81,555,100	4,640,000	—

	2,673,212,604	1,800,736,504	337,340,783
Accrued interest and dividends receivable	4,042,582	1,431,756	871,781
Due from broker	—	—	—
Receivable for securities sold	16,203,772	14,767,043	5,901,069
Receivable for fund shares sold	440,870	176,858	188,317
Other	—	10,495	—

Total assets	2,693,899,828	1,817,122,656	344,301,950

Liabilities:
Dividends payable on securities sold short	—	—	—
Due to adviser	2,758,736	1,803,467	375,837
Payable for securities purchased	—	—	501,250
Payable for fund shares redeemed	2,425,716	3,582,828	175,112
Securities sold short#	—	—	—
Other expenses	—	—	—

Total liabilities	5,184,452	5,386,295	1,052,199

Net assets applicable to shares outstanding	$2,688,715,376	$1,811,736,361	$343,249,751

Composition of net assets:
Paid-in capital	$2,081,743,284	$1,390,449,265	$360,949,204
Accumulated undistributed net investment income	7,236,067	998,763	617,291
Accumulated net realized gain (loss)	147,865,241	88,964,336	(34,588,695)
Net unrealized appreciation (depreciation) of investments	451,870,784	331,323,997	16,271,951

Total net assets applicable to shares outstanding	$2,688,715,376	$1,811,736,361	$343,249,751

Net asset value, offering and redemption price per share of shares outstanding	$36.71	$22.81	$37.36

Total shares outstanding	73,234,294	79,443,632	9,188,020

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$2,144,858,161	$1,466,416,549	$321,068,832
Non-controlled affiliates	76,483,659	2,995,958	—

	$2,221,341,820	$1,469,412,507	$321,068,832

# Proceeds from securities sold short	$—	$—	$—

The accompanying notes form an integral part of these financial statements.
60

	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$304,384,924	$90,254,422	$54,987,816	$120,078,301	$76,926,946
Non-controlled affiliates*	3,005,597	—	—	—	—

	307,390,521	90,254,422	54,987,816	120,078,301	76,926,946
Accrued interest and dividends receivable	617,832	406,651	604,564	765,990	23,176
Due from broker	54,222,152	—	—	—	—
Receivable for securities sold	4,844,334	965,985	—	—	—
Receivable for fund shares sold	33,957	522	—	78,928	75,051
Other	—	—	—	—	—

Total assets	367,108,796	91,627,580	55,592,380	120,923,219	77,025,173

Liabilities:
Dividends payable on securities sold short	233,883	—	—	—	—
Due to adviser	311,938	91,342	34,506	94,747	10,266
Payable for securities purchased	2,345,520	131,871	1,073,280	1,338,657	—
Payable for fund shares redeemed	—	24,728	—	59,435	238,334
Securities sold short#	60,975,150	—	—	—	—
Other expenses	3,372	—	—	—	2,664

Total liabilities	63,869,863	247,941	1,107,786	1,492,839	251,264

Net assets applicable to shares outstanding	$303,238,933	$91,379,639	$54,484,594	$119,430,380	$76,773,909

Composition of net assets:
Paid-in capital	$257,303,065	$86,904,751	$53,714,821	$120,483,489	$76,776,600
Accumulated undistributed net investment income	647,179	866,452	53,738	37,955	—
Accumulated net realized gain (loss)	10,109,476	1,255,114	(3,798)	(334,256)	(2,691)
Net unrealized appreciation (depreciation) of investments	35,179,213	2,353,322	719,833	(756,808)	—

Total net assets applicable to shares outstanding	$303,238,933	$91,379,639	$54,484,594	$119,430,380	$76,773,909

Net asset value, offering and redemption price per share of shares outstanding	$10.51	$11.69	$9.97	$11.44	$1.000

Total shares outstanding	28,855,623	7,816,440	5,465,161	10,438,223	76,776,600

(indefinite number of no par value shares authorized)

* Cost of investments in securities:
Unaffiliated issuers	$271,002,244	$87,901,100	$54,267,983	$120,835,109	$76,926,946
Non-controlled affiliates	1,934,546	—	—	—	—

	$272,936,790	$87,901,100	$54,267,983	$120,835,109	$76,926,946

# Proceeds from securities sold short	$61,700,632	$—	$—	$—	$—

The accompanying notes form an integral part of these financial statements.
61

THE WEITZ FUNDS
Statements of Operations
Six Months Ended September 30, 2007
(Unaudited)

	Value	Partners Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers*	$12,365,651	$7,605,212	$2,138,656
Non-controlled affiliates	3,682,500	—	—

	16,048,151	7,605,212	2,138,656
Interest	8,176,106	4,763,233	735,396

Total investment income	24,224,257	12,368,445	2,874,052

Expenses:
Investment advisory fee	14,720,930	9,949,251	1,879,969
Administrative fee	1,537,395	1,035,550	228,622
Custodial fees	35,480	24,806	6,960
Dividend expense on securities sold short	—	—	—
Interest expense	—	—	—
Registration fees	36,637	22,997	13,782
Sub-transfer agent fees	173,719	64,587	55,742
Trustees fees	72,983	47,891	8,977
Other expenses	404,371	218,409	62,624

Total expenses	16,981,515	11,363,491	2,256,676
Less expenses reimbursed by investment adviser	—	—	—

Net expenses	16,981,515	11,363,491	2,256,676

Net investment income	7,242,742	1,004,954	617,376

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$148,110,094	$90,456,609	$15,720,807
Options written	—	—	357,238
Securities sold short	—	—	—

Net realized gain (loss)	148,110,094	90,456,609	16,078,045
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(204,914,595)	(136,580,122)	(36,851,973)
Non-controlled affiliates	(46,306,325)	(59,160)	—
Options written	—	—	(138,519)
Securities sold short	—	—	—

Net unrealized appreciation (depreciation)	(251,220,920)	(136,639,282)	(36,990,492)

Net realized and unrealized gain (loss) on investments	(103,110,826)	(46,182,673)	(20,912,447)

Net increase (decrease) in net assets resulting from operations	$(95,868,084)	$(45,177,719)	$(20,295,071)

* Foreign taxes withheld	$—	$—	$—

The accompanying notes form an integral part of these financial statements.
62

	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$1,881,701	$414,363	$—	$88,869	$—
Non-controlled affiliates	—	—	—	—	—

	1,881,701	414,363	—	88,869	—
Interest	1,252,355	969,502	1,157,209	2,632,542	2,111,731

Total investment income	3,134,056	1,383,865	1,157,209	2,721,411	2,111,731

Expenses:
Investment advisory fee	1,611,428	374,984	102,704	234,620	167,946
Administrative fee	201,768	85,153	48,058	99,280	76,601
Custodial fees	4,554	2,850	1,244	2,821	1,871
Dividend expense on securities sold short	397,224	—	—	—	—
Interest expense	198,167	—	—	—	—
Registration fees	14,483	9,370	12,140	13,432	12,055
Sub-transfer agent fees	16,620	16,422	10,792	16,758	14,853
Trustees fees	7,749	2,265	1,294	2,953	2,125
Other expenses	33,604	26,288	32,163	41,051	15,480

Total expenses	2,485,597	517,332	208,395	410,915	290,931
Less expenses reimbursed by investment adviser	—	—	(15,826)	—	(248,945)

Net expenses	2,485,597	517,332	192,569	410,915	41,986

Net investment income	648,459	866,533	964,640	2,310,496	2,069,745

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$15,061,586	$1,261,042	$695	$(153,877)	$(1,054)
Options written	550,376	(474)	—	—	—
Securities sold short	(5,200,036)	—	—	—	—

Net realized gain (loss)	10,411,926	1,260,568	695	(153,877)	(1,054)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(31,675,097)	(3,787,901)	(195,176)	489,841	—
Non-controlled affiliates	(795,599)	—	—	—	—
Options written	(212,882)	—	—	—	—
Securities sold short	5,061,381	—	—	—	—

Net unrealized appreciation (depreciation)	(27,622,197)	(3,787,901)	(195,176)	489,841	—

Net realized and unrealized gain (loss) on investments	(17,210,271)	(2,527,333)	(194,481)	335,964	(1,054)

Net increase (decrease) in net assets resulting from operations	$(16,561,812)	$(1,660,800)	$770,159	$2,646,460	$2,068,691

* Foreign taxes withheld	$—	$1,441	$—	$—	$—

The accompanying notes form an integral part of these financial statements.
63

THE WEITZ FUNDS
Statements of Changes in Net Assets

	Value

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$7,242,742	$20,847,264
Net realized gain (loss)	148,110,094	310,968,278
Net unrealized appreciation (depreciation)	(251,220,920)	153,775,432

Net increase (decrease) in net assets resulting from operations	(95,868,084)	485,590,974

Distributions to shareholders from:
Net investment income	(13,429,798)	(21,241,301)
Net realized gains	(142,793,931)	(189,247,059)

Total distributions	(156,223,729)	(210,488,360)

Fund share transactions:*
Proceeds from sales	112,070,748	459,271,293
Payments for redemptions	(433,620,291)	(713,503,239)
Reinvestment of distributions	140,575,140	190,685,772

Net increase (decrease) from fund share transactions	(180,974,403)	(63,546,174)

Total increase (decrease) in net assets	(433,066,216)	211,556,440

Net assets:
Beginning of period	$3,121,781,592	$2,910,225,152

End of period	$2,688,715,376	$3,121,781,592

Undistributed net investment income	$7,236,067	$13,423,123

* Transactions in fund shares:
Shares issued	2,819,523	11,537,045
Shares redeemed	(10,999,135)	(18,560,901)
Reinvested dividends	3,538,262	4,799,641

Net increase (decrease) in shares outstanding	(4,641,350)	(2,224,215)

The accompanying notes form an integral part of these financial statements.
64

	Partners Value		Hickory		Partners III

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,004,954	$7,407,396	$617,376	$2,595,004	$648,459	$2,426,209
Net realized gain (loss)	90,456,609	269,766,451	16,078,045	15,660,861	10,411,926	15,781,160
Net unrealized appreciation (depreciation)	(136,639,282)	52,171,152	(36,990,492)	33,881,344	(27,622,197)	25,536,559

Net increase (decrease) in net assets resulting from operations	(45,177,719)	329,344,999	(20,295,071)	52,137,209	(16,561,812)	43,743,928

Distributions to shareholders from:
Net investment income	(3,586,726)	(10,524,431)	(765,656)	(1,987,488)	(558,491)	(2,324,851)
Net realized gains	(91,217,872)	(242,439,968)	—	—	(4,771,271)	(14,529,358)

Total distributions	(94,804,598)	(252,964,399)	(765,656)	(1,987,488)	(5,329,762)	(16,854,209)

Fund share transactions:*
Proceeds from sales	59,706,576	229,009,536	26,044,321	74,553,956	11,334,481	24,857,070
Payments for redemptions	(218,165,250)	(396,511,045)	(48,438,454)	(70,235,193)	(14,642,413)	(9,731,102)
Reinvestment of distributions	86,340,179	233,952,755	643,096	1,710,051	5,200,814	16,600,718

Net increase (decrease) from fund share transactions	(72,118,495)	66,451,246	(21,751,037)	6,028,814	1,892,882	31,726,686

Total increase (decrease) in net assets	(212,100,812)	142,831,846	(42,811,764)	56,178,535	(19,998,692)	58,616,405

Net assets:
Beginning of period	$2,023,837,173	$1,881,005,327	$386,061,515	$329,882,980	$323,237,625	$264,621,220

End of period	$1,811,736,361	$2,023,837,173	$343,249,751	$386,061,515	$303,238,933	$323,237,625

Undistributed net investment income	$998,763	$3,580,535	$617,291	$765,571	$647,179	$557,211

* Transactions in fund shares:
Shares issued	2,447,380	9,272,428	661,827	1,963,588	1,056,313	2,242,244
Shares redeemed	(9,013,253)	(16,470,331)	(1,215,736)	(1,922,957)	(1,295,826)	(904,899)
Reinvested dividends	3,518,345	9,703,067	15,467	43,190	449,897	1,494,784

Net increase (decrease) in shares outstanding	(3,047,528)	2,505,164	(538,442)	83,821	210,384	2,832,129

The accompanying notes form an integral part of these financial statements.
65

THE WEITZ FUNDS
Statements of Changes in Net Assets, Continued

	Balanced

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$866,533	$1,093,548
Net realized gain (loss)	1,260,568	2,585,109
Net unrealized appreciation (depreciation)	(3,787,901)	3,886,258

Net increase (decrease) in net assets resulting from operations	(1,660,800)	7,564,915

Distributions to shareholders from:
Net investment income	(348,935)	(964,071)
Net realized gains	(2,048,462)	(1,547,204)

Total distributions	(2,397,397)	(2,511,275)

Fund share transactions:*
Proceeds from sales	12,801,939	24,275,214
Proceeds from shares issued in connection with reorganization(a)	—	—
Payments for redemptions	(7,657,645)	(8,670,585)
Reinvestment of distributions	2,331,847	2,453,555

Net increase (decrease) from fund share transactions	7,476,141	18,058,184

Total increase (decrease) in net assets	3,417,944	23,111,824

Net assets:
Beginning of period	$87,961,695	$64,849,871

End of period	$91,379,639	$87,961,695

Undistributed net investment income	$866,452	$348,854

* Transactions in fund shares:
Shares issued	1,054,186	2,005,301
Shares issued in connection with reorganization(a)	—	—
Shares redeemed	(640,435)	(744,692)
Reinvested dividends	190,979	210,847

Net increase (decrease) in shares outstanding	604,730	1,471,456

(a) Fund commenced operations on January 1, 2007 (See Note 1).

The accompanying notes form an integral part of these financial statements.
66

	Nebraska Tax-Free Income		Short-Intermediate Income		Government Money Market

	Six months ended Sept. 30, 2007 (Unaudited)	Three months ended March 31, 2007(a)	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$964,640	$409,673	$2,310,496	$5,241,969	$2,069,745	$3,083,902
Net realized gain (loss)	695	(4,493)	(153,877)	(62,291)	(1,054)	245
Net unrealized appreciation (depreciation)	(195,176)	(11,689)	489,841	2,163,335	—	—

Net increase (decrease) in net assets resulting from operations	770,159	393,491	2,646,460	7,343,013	2,068,691	3,084,147

Distributions to shareholders from:
Net investment income	(959,539)	(361,003)	(2,459,694)	(5,308,508)	(2,069,745)	(3,083,902)
Net realized gains	—	—	—	—	—	—

Total distributions	(959,539)	(361,003)	(2,459,694)	(5,308,508)	(2,069,745)	(3,083,902)

Fund share transactions:*
Proceeds from sales	9,415,316	2,478,219	14,772,778	27,625,026	84,050,040	147,038,660
Proceeds from shares issued in connection with reorganization(a)	—	43,255,162	—	—	—	—
Payments for redemptions	(966,722)	(643,907)	(19,182,547)	(70,365,512)	(88,391,407)	(132,006,799)
Reinvestment of distributions	765,032	338,386	2,360,582	5,088,798	2,050,150	3,026,373

Net increase (decrease) from fund share transactions	9,213,626	45,427,860	(2,049,187)	(37,651,688)	(2,291,217)	18,058,234

Total increase (decrease) in net assets	9,024,246	45,460,348	(1,862,421)	(35,617,183)	(2,292,271)	18,058,479

Net assets:

Beginning of period	$45,460,348	$—	$121,292,801	$156,909,984	$79,066,180	$61,007,701

End of period	$54,484,594	$45,460,348	$119,430,380	$121,292,801	$76,773,909	$79,066,180

Undistributed net investment income	$53,738	$48,637	$37,955	$187,153	$—	$—

* Transactions in fund shares:
Shares issued	942,953	247,025	1,292,318	2,430,425	84,050,040	147,038,660
Shares issued in connection with reorganization(a)	—	4,325,516	—	—	—	—
Shares redeemed	(96,889)	(64,330)	(1,680,934)	(6,200,086)	(88,391,407)	(132,006,799)
Reinvested dividends	77,081	33,805	207,830	449,114	2,050,150	3,026,373

Net increase (decrease) in shares outstanding	923,145	4,542,016	(180,786)	(3,320,547)	(2,291,217)	18,058,234

The accompanying notes form an integral part of these financial statements.
67

THE WEITZ FUNDS
Partners III Opportunity Fund Statement of Cash Flows Six Months Ended September 30, 2007 (Unaudited)

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(16,561,812)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(56,093,249)
Proceeds from sale of investment securities	52,784,308
Proceeds from securities sold short	42,198,914
Short positions covered	(34,153,619)
Sale of short-term investment securities, net	2,590,641
Increase in accrued interest and dividends receivable	(8,067)
Increase in receivable for securities sold	(4,844,334)
Increase in receivable for fund shares sold	(8,957)
Increase in dividends payable on securities sold short	166,398
Decrease in payable for securities purchased	(1,271,996)
Decrease in due to adviser and other expenses	(19,231)
Net unrealized depreciation on investments, options and short sales	27,622,197
Net realized gain on investments, options and short sales	(10,411,926)

Net cash provided by operating activities	1,989,267

Cash flows from financing activities:
Proceeds from sales of fund shares	11,334,481
Payments for redemptions of fund shares	(14,642,413)
Cash distributions to shareholders	(128,948)
Decrease in due from broker	1,447,613

Net cash used in financing activities	(1,989,267)

Net increase in cash	—

Cash:
Balance, beginning of period	—

Balance, end of period	$—

Supplemental disclosure of cash flow information:
Cash payments for interest	$194,795

Noncash financing activities:
Reinvestment of shareholder distributions	$5,200,814

The accompanying notes form an integral part of these financial statements.
68

THE WEITZ FUNDS
Value Fund Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31,

		2007	2006	2005	2004	2003

Net asset value, beginning of period	$40.09	$36.33	$36.14	$37.78	$26.85	$34.25

Income (loss) from investment operations:
Net investment income	0.11	0.28	0.29	0.36	0.19	0.23
Net gain (loss) on securities (realized and unrealized)	(1.37)	6.31	1.14	1.51	10.89	(7.12)

Total from investment operations	(1.26)	6.59	1.43	1.87	11.08	(6.89)

Less distributions:
Dividends from net investment income	(0.18)	(0.28)	(0.37)	(0.21)	(0.15)	(0.20)
Distributions from realized gains	(1.94)	(2.55)	(0.87)	(3.30)	—	(0.31)

Total distributions	(2.12)	(2.83)	(1.24)	(3.51)	(0.15)	(0.51)

Net asset value, end of period	$36.71	$40.09	$36.33	$36.14	$37.78	$26.85

Total return	(3.5%)†	18.3%	4.0%	5.1%	41.3%	(20.2%)

Ratios/supplemental data:
Net assets, end of period ($000)	2,688,715	3,121,782	2,910,225	4,124,493	4,409,206	3,018,999

Ratio of expenses to average net assets	1.14%*	1.13%	1.12%	1.10%	1.11%	1.08%

Ratio of net investment income to average net assets	0.48%*	0.71%	0.64%	0.95%	0.57%	0.76%

Portfolio turnover rate	11%†	29%	40%	26%	12%	18%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.
69

THE WEITZ FUNDS
Partners Value Fund Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30,2007 (Unaudited)	Year ended March 31,

		2007	2006	2005	2004	2003

Net asset value, beginning of period	$24.53	$23.52	$22.98	$22.52	$16.41	$20.79

Income (loss) from investment operations:
Net investment income	0.02	0.10	0.14	0.15	0.03	0.06
Net gain (loss) on securities (realized and unrealized)	(0.55)	4.24	0.95	1.09	6.10	(4.27)

Total from investment operations	(0.53)	4.34	1.09	1.24	6.13	(4.21)

Less distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.15)	(0.08)	(0.02)	(0.05)
Distributions from realized gains	(1.14)	(3.19)	(0.40)	(0.70)	—	(0.12)

Total distributions	(1.19)	(3.33)	(0.55)	(0.78)	(0.02)	(0.17)

Net asset value, end of period	$22.81	$24.53	$23.52	$22.98	$22.52	$16.41

Total return	(2.5%)†	19.1%	4.8%	5.5%	37.4%	(20.3%)

Ratios/supplemental data:
Net assets, end of period ($000)	1,811,736	2,023,837	1,881,005	2,633,613	2,936,054	2,203,585

Ratio of expenses to average net assets	1.14%*	1.14%	1.14%	1.13%	1.13%	1.10%

Ratio of net investment income to average net assets	0.10%*	0.39%	0.49%	0.61%	0.16%	0.35%

Portfolio turnover rate	13%†	31%	36%	22%	11%	20%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.
70

THE WEITZ FUNDS
Hickory Fund Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)		Year ended March 31,

			2007	2006	2005	2004	2003

Net asset value, beginning of period	$39.69		$34.21	$31.36	$28.86	$17.97	$27.01

Income (loss) from investment operations:
Net investment income	0.07		0.27	0.09	0.19	0.25	0.17
Net gain (loss) on securities (realized and unrealized)	(2.32)		5.42	2.84	2.54	10.90	(9.07)

Total from investment operations	(2.25)		5.69	2.93	2.73	11.15	(8.90)

Less distributions:
Dividends from net investment income	(0.08)		(0.21)	(0.08)	(0.23)	(0.26)	(0.14)
Distributions from realized gains	—		—	—	—	—	—

Total distributions	(0.08)		(0.21)	(0.08)	(0.23)	(0.26)	(0.14)

Net asset value, end of period	$37.36		$39.69	$34.21	$31.36	$28.86	$17.97

Total return	(5.7	%)†	16.6%	9.3%	9.4%	62.2%	(33.0%)

Ratios/supplemental data:
Net assets, end of period ($000)	343,250		386,062	329,883	328,636	274,991	178,528

Ratio of expenses to average net assets	1.20	%*	1.20%	1.20%	1.21%	1.30%	1.32%

Ratio of net investment income to average net assets	0.33	%*	0.74%	0.28%	0.65%	0.96%	0.78%

Portfolio turnover rate	13	%†	42%	65%	58%	50%	64%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements.
71

THE WEITZ FUNDS
Partners III Opportunity Fund Financial Highlights

The following financial information provides selected data for a share of the Partners III Opportunity Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31, 2007	Three months ended March 31, 2006(a)

Net asset value, beginning of period	$11.28	$10.25	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.09	0.02
Net gain (loss) on securities (realized and unrealized)	(0.60)	1.58	0.23

Total from investment operations	(0.58)	1.67	0.25

Less distributions:
Dividends from net investment income	(0.02)	(0.09)	—
Distributions from realized gains	(0.17)	(0.55)	—

Total distributions	(0.19)	(0.64)	—

Net asset value, end of period	$10.51	$11.28	$10.25

Total return	(5.3%)†	16.4%	2.5	%†

Ratios/supplemental data:
Net assets, end of period ($000)	303,239	323,238	264,621

Ratio of net expenses to average net assets(c)	1.54%*	1.57%	1.52	%*(b)

Ratio of net investment income to average net assets	0.40%*	0.83%	0.72	%*

Portfolio turnover rate	28%†	41%	32	%†

*	Annualized

†	Not Annualized

(a)	Fund commenced operations on January 1, 2006 (See Note 1)

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.

(c)
Included in the expense ratio is 0.12%, 0.14% and 0.12% related to interest expense and 0.25%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended September 30, 2007 and March 31, 2007 and March 31, 2006, respectively.

The accompanying notes form an integral part of these financial statements.
72

THE WEITZ FUNDS
Balanced Fund Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)	Year ended March 31,			Six months ended March 31, 2004(a)

		2007	2006	2005

Net asset value, beginning of period	$12.20	$11.30	$11.17	$10.52	$10.00

Income (loss) from investment operations:
Net investment income	0.11	0.16	0.14	0.09	0.01
Net gain (loss) on securities (realized and unrealized)	(0.30)	1.15	0.53	0.80	0.52

Total from investment operations	(0.19)	1.31	0.67	0.89	0.53

Less distributions:
Dividends from net investment income	(0.05)	(0.15)	(0.12)	(0.06)	(0.01)
Distributions from realized gains	(0.27)	(0.26)	(0.42)	(0.18)	—	#

Total distributions	(0.32)	(0.41)	(0.54)	(0.24)	(0.01)

Net asset value, end of period	$11.69	$12.20	$11.30	$11.17	$10.52

Total return	(1.7%)†	11.8%	6.1%	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	91,380	87,962	64,850	54,234	23,129

Ratio of net expenses to average net assets	1.10%*	1.13%	1.15%	1.21%	1.25	%*‡

Ratio of net investment income to average net assets	1.85%*	1.53%	1.28%	0.89%	0.09	%*

Portfolio turnover rate	16%†	33%	36%	50%	5	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

‡	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.

(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.
73

THE WEITZ FUNDS
Nebraska Tax-Free Income Fund Financial Highlights

The following financial information provides selected data for a share of the Nebraska Tax-Free Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)		Three months ended March 31, 2007(a)

Net asset value, beginning of period	$10.01		$10.00

Income (loss) from investment operations:
Net investment income	0.18		0.09
Net gain (loss) on securities (realized and unrealized)	(0.04)		—	#

Total from investment operations	0.14		0.09

Less distributions:
Dividends from net investment income	(0.18)		(0.08)
Distributions from realized gains	—		—

Total distributions	(0.18)		(0.08)

Net asset value, end of period	$9.97		$10.01

Total return	1.4	%†	0.9	%†

Ratios/supplemental data:
Net assets, end of period ($000)	54,485		45,460

Ratio of net expenses to average net assets(b)	0.75	%*	0.75	%*

Ratio of net investment income to average net assets	3.75	%*	3.74	%*

Portfolio turnover rate	3	%†	2	%†

*	Annualized

†	Not Annualized

#	Amount rounds to less than $0.01

(a)	Fund commenced operations on January 1, 2007 (See Note 1)

(b)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 0.81% and 1.02% for the periods ended September 30, 2007 and March 31, 2007.

The accompanying notes form an integral part of these financial statements.
74

THE WEITZ FUNDS
Short-Intermediate Income Fund Financial Highlights

The following financial information provides selected data for a share of the Short-Intermediate Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)		Year ended March 31,

			2007	2006	2005	2004	2003

Net asset value, beginning of period	$11.42		$11.26	$11.50	$11.71	$11.29	$11.17

Income (loss) from investment operations:
Net investment income	0.23		0.47	0.38	0.26	0.30	0.43
Net gain (loss) on securities (realized and unrealized)	0.03		0.16	(0.19)	(0.16)	0.45	0.18

Total from investment operations	0.26		0.63	0.19	0.10	0.75	0.61

Less distributions:
Dividends from net investment income	(0.24)		(0.47)	(0.39)	(0.31)	(0.33)	(0.49)
Distributions from realized gains	—		—	(0.04)	—	—	—

Total distributions	(0.24)		(0.47)	(0.43)	(0.31)	(0.33)	(0.49)

Net asset value, end of period	$11.44		$11.42	$11.26	$11.50	$11.71	$11.29

Total return	2.3	%†	5.7%	1.7%	0.9%	6.7%	5.6%

Ratios/supplemental data:
Net assets, end of period ($000)	119,430		121,293	156,910	157,395	95,733	52,984

Ratio of net expenses to average net assets	0.70	%*	0.71%	0.74%	0.75%#	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.94	%*	3.90%	3.29%	2.51%	2.72%	3.90%

Portfolio turnover rate	17	%†	7%	24%	41%	48%	31%

*	Annualized

†	Not Annualized

#	Absent voluntary waivers, the expense ratio would have been 0.76%, 0.88% and 0.91% for the years ended March 31, 2005, 2004 and 2003, respectively.

The accompanying notes form an integral part of these financial statements.
75

THE WEITZ FUNDS
Government Money Market Fund Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2007 (Unaudited)		Year ended March 31,

			2007	2006	2005	2004	2003

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.025		0.047	0.030	0.010	0.005	0.010

Less distributions:
Dividends from net investment income	(0.025)		(0.047)	(0.030)	(0.010)	(0.005)	(0.010)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	2.5	%†	4.8%	2.9%	1.0%	0.5%	1.0%

Ratios/supplemental data:
Net assets, end of period ($000)	76,774		79,066	61,008	40,689	49,103	70,732

Ratio of net expenses to average net assets#	0.10	%*	0.22%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	4.93	%*	4.74%	2.96%	1.00%	0.48%	1.02%

*	Annualized

†	Not Annualized

#
Absent voluntary waivers, the expense ratio would have been 0.69% for the period ended September 30, 2007 and 0.78%, 0.89%, 0.90%, 0.91% and 0.91% for the years ended March 31, 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes form an integral part of these financial statements.
76

THE WEITZ FUNDS
Notes to Financial Statements September 30, 2007 (Unaudited)

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2007, the Trust had eight series in operation: Value Fund, Partners Value Fund, Hickory Fund, Partners III Opportunity Fund, Balanced Fund, Nebraska Tax-Free Income Fund, Short-Intermediate Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”). The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund, Partners III Opportunity Fund and Nebraska Tax-Free Income Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Company (the “Adviser”), namely, The Weitz Series Fund, Inc. and The Weitz Partners Fund, Inc. (the “Predecessor Funds”). At shareholder meetings in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds. The Partners III Opportunity Fund was originally organized in June 1983 as a Nebraska limited partnership (the “Partners III Partnership”). Effective as of the close of business on December 30, 2005, the Partners III Partnership was reorganized into a series of the Trust through a tax-free exchange of 24,275,498 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partners III Partnership. At the time of the exch ange, the Partners III Partnership had net assets of $242,754,985 including net unrealized appreciation of $35,027,995. The Nebraska Tax-Free Income Fund was originally organized in October 1985 as a Nebraska limited partnership (the “Income Partners Partnership”). Effective as of the close of business on December 29, 2006, the Income Partners Partnership was reorganized into a series of the Trust through a tax-free exchange of 4,325,516 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Income Partners Partnership. At the time of the exchange, the Income Partners Partnership had net assets of $43,255,162 including net unrealized appreciation of $926,180.

The investment objective of the Value, Partners Value, Hickory and Partners III Opportunity Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax, including the alternative minimum tax.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity, Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds
77

Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

78

(d) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

(e) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax-Free Income and Short-Intermediate Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(i) New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes,” effective for fiscal years beginning after December 15, 2006. This pronouncement provides guidance on the recognition, measurement, classification and disclosures related to uncertain tax positions, along with any related interest and penalties. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2004 through 2007) for purposes of implementing FIN 48 and has concluded that no provision for income tax is required in the Funds’ financial statements.

In September 2006, FASB issued Statement on Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements,” effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. The Funds do not believe that the impact of the adoption of SFAS 157 will be material to the financial statements.

(3) Related Party Transactions

Each Fund has retained the Adviser as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%
79

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Nebraska Tax-Free Income, Short-Intermediate Income and the Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets. Prior to August 1, 2006, the Short-Intermediate Income and Government Money Market Funds each paid an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Nebraska Tax-Free Income and Short-Intermediate Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and 0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced and Short-Intermediate Income Funds did not exceed the percentage limitation during the six months ended September 30, 2007. The fees waived by the Adviser for the Nebraska Tax-Free Income Fund for the six months ended September 30, 2007 were $15,826. Through July 31, 2008, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.10% of the Fund’s average daily net assets. The fees waived by the Adviser for the Government Money Market Fund for the six months ended September 30, 2007 were $248,945.

As of September 30, 2007, the controlling shareholder of the Adviser held approximately 55% of the Government Money Market Fund, 49% of the Nebraska Tax-Free Income Fund, 40% of the Partners III Fund, 32% of the Balanced Fund and 12% of the Hickory Fund.

(4) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value

	Six months ended Sept. 30, 2007	Year ended March 31, 2007	Six months ended Sept. 30,2007	Year ended March 31,2007

Distributions paid from:
Ordinary income	$18,459,519	$41,103,769	$6,758,063	$22,951,561
Long-term capital gains	137,764,210	169,384,591	88,046,535	230,012,838

Total distributions	$156,223,729	$210,488,360	$94,804,598	$252,964,399

	Hickory		Partners III

	Six months ended Sept. 30, 2007	Year ended March 31, 2007	Six months ended Sept. 30,2007	Year ended March 31,2007

Distributions paid from:
Ordinary income	$765,656	$1,987,488	$558,491	$2,324,851
Long-term capital gains	—	—	4,771,271	14,529,358

Total distributions	$765,656	$1,987,488	$5,329,762	$16,854,209

80

	Balanced		Nebraska Tax-Free Income

	Six months ended Sept. 30, 2007	Year ended March 31, 2007	Six months ended Sept. 30, 2007	Three months ended March 31, 2007(a)

Distributions paid from:
Ordinary income	$861,624	$1,314,769	$—	$2,479
Tax exempt income	—	—	959,539	358,524
Long-term capital gains	1,535,773	1,196,506	—	—

Total distributions	$2,397,397	$2,511,275	$959,539	$361,003

(a) Fund commenced operations on January 1, 2007 (See Note 1)

The distributions paid by the Short-Intermediate Income and Government Money Market Funds for the six months ended September 30, 2007 and the year ended March 31, 2007, were all from ordinary income.

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Hickory

Undistributed ordinary income	$18,446,506	$6,750,228	$765,571
Undistributed long-term gains	137,762,887	88,041,902	—
Capital loss carryforwards	—	—	(50,457,010)
Post October capital loss deferral	—	—	—
Net unrealized appreciation (depreciation)	702,854,512	466,477,283	53,052,713

	$859,063,905	$561,269,413	$3,361,274

	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Undistributed ordinary income	$557,211	$861,131	$—	$187,153
Undistributed tax exempt income	—	—	48,637	—
Undistributed long-term gains	4,771,213	1,535,339	—	—
Capital loss carryforwards	—	—	(4,493)	(99,192)
Post October capital loss deferral	—	—	—	(81,187)
Net unrealized appreciation (depreciation)	62,499,018	6,136,615	915,009	(1,246,649)

	$67,827,442	$8,533,085	$959,153	$(1,239,875)

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that the carryforwards are used, no capital gains distributions will be made. The Hickory Fund’s carryforward expires on March 31, 2012. The Nebraska Tax-Free Income and Short-Intermediate Income Funds’ carryforwards expire on March 31, 2015. The Government Money Market Fund has a capital loss carryforward of $1,637 which expires as follows: March 31, 2013 – $225 and March 31, 2014 – $1,412.

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Purchases	$296,128,164	$236,550,974	$46,204,229	$89,322,159	$30,494,494	$5,550,960	$20,047,645
Proceeds	431,394,455	269,289,618	57,189,047	94,193,552	12,738,163	1,320,000	19,867,135
81

The cost of investments is the same for financial reporting and Federal income tax purposes for the Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Hickory, Partners III and Balanced Funds is $2,221,579,012, $1,470,898,504, $321,278,562, $273,239,182 and $87,905,708, respectively.

At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Hickory	Partners III	Balanced	Nebraska Tax-Free Income	Short- Intermediate Income

Appreciation	$524,911,484	$356,604,432	$48,684,502	$51,556,504	$6,915,985	$812,229	$689,925
Depreciation	(73,277,892)	(26,766,432)	(32,622,281)	(17,405,165)	(4,567,271)	(92,396)	(1,446,733)

Net	$451,633,592	$329,838,000	$16,062,221	$34,151,339	$2,348,714	$719,833	$(756,808)

(a) Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2007, include the following:

	Acquisition Date	Value	Partners Value	Hickory	Partners III

Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—
Continental Resources	1/28/87	—	—	—	43,750
Intelligent Systems Corp.	12/03/91	—	—	—	1,934,546
LICT Corp.	9/09/96	—	—	2,620,390	—

Total cost of illiquid and/or restricted securities		$494,900	$300,300	$2,620,390	$1,978,296

Value		$—	$—	$3,542,625	$3,285,597

Percent of net assets		0.0%	0.0%	1.0%	1.1%

(b) Options Written

Transactions relating to options written for the six months ended September 30, 2007 are summarized as follows:

	Hickory		Partners III

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	1,686	$511,289	2,788	$727,917
Options written	3,500	871,697	3,000	747,168
Options exercised	(768)	(316,997)	(769)	(317,210)
Options expired	(918)	(194,292)	(2,019)	(410,707)
Options closed	(3,500)	(871,697)	(3,000)	(747,168)

Options outstanding, end of period	—	$—	—	$—

	Balanced

	Numbers of Contracts	Premiums

Options outstanding, beginning of period	—	$—
Options written	180	65,061
Options closed	(180)	(65,061)

Options outstanding, end of period	—	$—

82

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income	Realized Gains/ (Losses)

Redwood Trust, Inc.	2,345,000	110,000	—	2,455,000	$81,555,100	$3,682,500	$—

Partners Value

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	116,000	—	—	116,000	$4,640,000	$—	$—

Partners III

Name of Issuer	Number of Shares Held March 31, 2007	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income	Realized Gains/ (Losses)

Intelligent Systems Corp.	883,999	—	—	883,999	$3,005,597	$—	$—

(7) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9) Margin Borrowing Agreement

The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (5.555% at September 30, 2007). Interest is accrued daily and paid monthly. The Fund held a cash balance of $54,222,152 with the broker at September 30, 2007.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10) Concentration of Credit Risk

Approximately 80% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

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ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES (Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/1/07 – 9/30/07” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Annualized Expense Ratio	Expenses Paid from 4/1/07 - 9/30/07(1)

Value	Actual	$1,000.00	$964.51	1.14%	$5.60
	Hypothetical(2)	1,000.00	1,019.30	1.14%	5.76

Partners Value	Actual	1,000.00	974.85	1.14%	5.63
	Hypothetical(2)	1,000.00	1,019.30	1.14%	5.76

Hickory	Actual	1,000.00	943.14	1.20%	5.83
	Hypothetical(2)	1,000.00	1,019.00	1.20%	6.06

Partners III	Actual	1,000.00	946.89	1.54%	7.50
	Hypothetical(2)	1,000.00	1,017.30	1.54%	7.77

Balanced	Actual	1,000.00	982.78	1.10%	5.45
	Hypothetical(2)	1,000.00	1,019.50	1.10%	5.55

Nebraska Tax-Free	Actual	1,000.00	1,014.15	0.75%	3.78
	Hypothetical(2)	1,000.00	1,021.25	0.75%	3.79

Short-Intermediate	Actual	1,000.00	1,023.03	0.70%	3.54
Income	Hypothetical(2)	1,000.00	1,021.50	0.70%	3.54

Government	Actual	1,000.00	1,024.90	0.10%	0.51
Money Market	Hypothetical(2)	1,000.00	1,024.50	0.10%	0.51

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366)

(2)	Assumes 5% total return before expenses.
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OTHER INFORMATION (Unaudited)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Nebraska Tax-Free Income and Government Money Market Funds) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish to the Trustees such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 7, 2007. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to their respective benchmark indices as well as the performance of other funds in the Funds’ peer groups on a long-term basis and over shorter time periods.

With respect to the Weitz Equity Funds managed by Weitz & Co., consisting of the Value, Partners Value, Hickory and Partners III Opportunity Funds, the Board noted the applicable investment objectives, strategies and fee arrangements for each Weitz Equity Fund and also noted Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Weitz Equity Funds. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board

85

took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm.

In addition, the Board compared expenses of each of the Weitz Equity Funds to the expenses of their peers, noting that the expenses for each of the Weitz Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for the Weitz Equity Funds are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Weitz Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz & Co. for the Balanced Fund was favorable and that Weitz & Co. produced these results in a manner consistent with the stated investment objective and policies of the Balanced Fund. The Board also discussed with representatives of Weitz & Co. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments and it was noted that the Balanced Fund currently has a substantially smaller asset base than the Equity Funds. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz & Co., consisting of the Nebraska Tax-Free Income, Short-Intermediate Income and Government Money Market Funds (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz & Co. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In connection with their consideration of the continuation of the Agreements for the Fixed Income Funds, the Board took into consideration the reduction in the level of fees charged by Weitz & Co. over the past year for certain of the Fixed Income Funds and the expense limitation agreement in place for the Government Money Market Fund and voluntary fee waivers in place for the Nebraska Tax-Free Income and Short-Intermediate Income Funds and pursuant to which Weitz & Co. has agreed to waive fees and reimburse expenses in order to limit the total expenses of the Fixed Income Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee”, or “fund supermarket”, programs out of their own resources. The Board also reviewed financial information

86

concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz & Co. under the Agreements, the Board also took note of the administration fees that are payable by each of the Funds to Weitz & Co. under the terms of the Administration Agreements, and the Board members indicated that they had considered such administration fees, including the level and amount of these fees, the method of calculating these fees, and the services provided by Weitz & Co. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz & Co. for the overall level of services that Weitz & Co. provides to the Funds and their shareholders.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted the overall level and quality of investment advisory and management services provided by Weitz & Co. to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

87

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund – WVALX
Partners Value Fund – WPVLX
Hickory Fund – WEHIX
Partners III Opportunity Fund – WPOPX
Balanced Fund – WBALX
Nebraska Tax-Free Income Fund – WNTFX
Short-Intermediate Income Fund – WEFIX
Government Money Market Fund – WGMXX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/2/07

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*/s/ Wallace R. Weitz

Wallace R. Weitz, President
Date November 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz

Wallace R. Weitz, President
Date November 2, 2007

By (Signature and Title)* /s/ Kenneth R. Stoll

Kenneth R. Stoll, Chief Financial Officer
Date November 2, 2007

* Print the name and title of each signing officer under his or her signature.